UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

Case No. 02-12834 and 02-41729 through 02-41957*
Chapter 11

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(Name of Debtors)

Monthly Operating Report for
the period ended April 30, 2003 **

Debtors' Address:
5619 DTC Parkway
Greenwood Village, CO 80111

Willkie Farr & Gallagher
(Debtors' Attorneys)

Monthly Operating Loss: $6,313
($in thousands)

Report Preparer:

The undersigned, having reviewed the attached report and being familiar with the Debtors' financial affairs, verifies under the penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.**

Date: May 23, 2003

/s/ Scott Macdonald Scott Macdonald Senior Vice President and Chief Accounting Officer

Indicate if this is an amended statement by checking here

AMENDED STATEMENT_____

* Refer to Schedule VI for a listing of Debtors by Case Number

**All amounts herein are preliminary and subject to revision. The Debtors reserve all rights to revise this report.

ADELPHIA COMMUNICATIONS CORPORATION, et al. (DEBTORS-IN-POSSESSION) UNAUDITED CONSOLIDATED BALANCE SHEET (Dollars in thousands, except per share amounts)
April 30, 2003
ASSETS:
Cash and cash equivalents	$432,627
Restricted cash	28,804
Subscriber receivables - net	212,295
Prepaid expenses and other assets - net	500,963
Investments	27,902
Intercompany receivables	27,382,308
Related party receivables	1,861,944
Property, plant and equipment - net	7,059,453
Intangible assets - net	15,448,673

Total assets	$52,954,969

LIABILITIES AND STOCKHOLDERS' EQUITY:
Accounts payable	$188,578
Subscriber advance payments and deposits	99,800
Accrued interest and other liabilities	352,916
Intercompany payables	342,355
Related party payables	97,421
Parent and subsidiary debt	275,560
Deferred income taxes	2,004,578

3,361,208

Liabilities subject to compromise:
Parent and subsidiary debt	13,421,600
Parent and subsidiary debt under co-borrowing credit facilities	2,846,156

16,267,756
Accounts payable	1,124,894
Accrued interest and other liabilities	385,508
Intercompany payables	27,037,879
Related party payables	1,360,970

Total liabilities subject to compromise	46,177,007

Total liabilities	49,538,215

Minority interests	556,106

Cumulative redeemable exchangeable preferred stock	148,794

Stockholders' equity:
Convertible preferred stock	397
Class A and Class B common stock, $.01 par value, 1,500,000,000 shared authorized,
254,842,461 shares issued and outstanding	2,548
Additional paid-in capital	9,460,346
Accumulated other comprehensive loss	(7,062)
Accumulated deficit	(3,748,818)
Treasury stock, at cost	(149,401)

5,558,010
Amounts due from Rigas family entities under co-borrowing credit facilities	(2,846,156)

Total stockholders' equity	2,711,854

Total liabilities and stockholders' equity	$52,954,969

The accompanying notes are an integral part of these unaudited consolidated financial statements.

ADELPHIA COMMUNICATIONS CORPORATION, et al. (DEBTORS-IN-POSSESSION) UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS (Dollars in thousands, except per share amounts)
	For the Month Ended April 30, 2003	For the Ten Months Ended April 30, 2003
Revenue	$290,750	$2,808,032
Cost and expenses:
Direct operating and programming	155,312	1,281,986
Selling, general and administrative	64,899	622,795
Depreciation and amortization	73,276	750,481
Impairment of long-lived and other assets	--	72,134
Non-recurring professional fees	4,593	43,995
Estimated provision for accounting changes	(6,000)	51,000

Operating loss before reorganization expenses
due to bankruptcy	(1,330)	(14,359)
Reorganization expenses due to bankruptcy	4,983	64,369

Operating loss	(6,313)	(78,728)

Other (expense) income:
Interest expense - net	(32,035)	(335,187)
Minority interest in losses of subsidiaries - net	2,794	5,580
Other-than-temporary impairment of investments and other assets	757	(182,253)
Loss on sale of assets	--	(1,551)
Other	(174)	1,618

Total	(28,658)	(511,793)

Net loss applicable to common stockholders	$(34,971)	$(590,521)

Net loss per weighted average share outstanding - basic and diluted	$(0.14)	$(2.33)

Weighted average shares outstanding (in thousands) - basic and diluted	253,748	253,748

The accompanying notes are an integral part of these unaudited consolidated financial statements.

ADELPHIA COMMUNICATIONS CORPORATION, et al. (DEBTORS-IN-POSSESSION) UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS (Dollars in thousands)
	For the Month Ended April 30, 2003	For the Ten Months Ended April 30, 2003
Cash flows from operating activities:
Net loss	$(34,971)	$(590,521)
Adjustments to reconcile net loss to net cash
provided by operating activities:
Depreciation and amortization	73,276	750,481
Impairment of long-lived and other assets	--	72,134
Other-than-temporary impairment of investments
and other assets	(757)	182,253
Minority interest in losses of subsidiaries	(2,794)	(5,580)
Loss on sale of assets	--	1,551
Reorganization expenses due to bankruptcy	4,983	64,369
Non-recurring professional fees, net of amounts paid	258	12,757
Change in assets and liabilities:
Subscriber receivables - net	(5,057)	(1,957)
Prepaid expenses and other assets - net	367	(23,731)
Accounts payable	(25,841)	226,738
Subscriber advance payments and deposits	1,793	21,968
Accrued interest and other liabilities	(4,532)	38,840
Intercompany receivables and payables - net	980	11,078

Net cash provided by operating activities before
payment of reorganization expenses	7,705	760,380
Reorganization expenses paid during the period	(6,290)	(43,197)

Net cash provided by operating activities	1,415	717,183

Cash flows from investing activities:
Expenditures for property, plant and equipment	(19,366)	(518,427)
Cash paid for acquisitions	(6)	(155)
Investment distributions and contributions	31	(709)
Related party receivables and payables - net	2,631	(10,895)

Net cash used in investing activities	(16,710)	(530,186)

Cash flows from financing activities:
Proceeds from debt	--	200,000
Payments of debt	(1,467)	(21,789)
Payment of debtor in possession bank financing costs	--	(47,544)

Net cash (used in) provided by financing activities	(1,467)	130,667

Change in cash, cash equivalents and restricted cash	(16,762)	317,664
Cash, cash equivalents and restricted cash, beginning of period	478,193	143,767

Cash, cash equivalents and restricted cash, end of period	$461,431	$461,431

The accompanying notes are an integral part of these unaudited consolidated financial statements.

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

1.     Organization, Business and Proceedings under Chapter 11

        Adelphia Communications Corporation and subsidiaries (“Adelphia” or the “Company”) owns, operates and manages cable television systems and other related telecommunications businesses. Adelphia’s operations consist primarily of selling video programming, which is distributed to subscribers for a monthly fee through a network of fiber optic and coaxial cables. These services are offered in the respective franchise areas under the name Adelphia. Cable systems owned by Adelphia (the “Company Systems”) are located in 29 states and Puerto Rico, with strategic clusters in Los Angeles, PONY (Western Pennsylvania, Ohio and Western New York), New England, Florida, Virginia and Colorado Springs.

        Solely for the purposes of the accompanying unaudited consolidated financial statements, the accounts of Adelphia, including its majority-owned subsidiaries and subsidiaries that are at least 50% owned and controlled by Adelphia, are included with the exception of those subsidiaries/entities who did not file voluntary petitions under Chapter 11 (“Chapter 11”) of the U.S. Bankruptcy Code (the “Non-Filing Entities”) and Century-ML Cable Venture (“CMLCV”), a joint venture of which Adelphia is the Managing partner and whose bankruptcy filing is administered separately. The accompanying unaudited consolidated financial statements do not include any entities owned and/or controlled by the John J. Rigas family (the “Rigas Family” or “Rigas Entities”). The Non-Filing Entities as of April 30, 2003 include Palm Beach Group Cable, Inc., Palm Beach Group Cable Joint Venture, Century-ML Cable Corporation, Praxis Capital Ventures, L.P., St. Mary’s Television, Inc., STV Communications and Main Security Surveillance, Inc. As of and for the month ended April 30, 2003, the Non-Filing Entities were not significant to the consolidated results of operations, financial position, or cash flows of the filing entities.

        TelCove, Inc. and subsidiaries (formerly known as Adelphia Business Solutions, Inc., “TelCove”) was a consolidated subsidiary of Adelphia as of December 31, 2001. TelCove owns, operates and manages entities which provide competitive local exchange carrier (“CLEC”) telecommunications services. On January 11, 2002, the Company distributed in the form of a dividend, all of the shares of common stock of TelCove owned by Adelphia to holders of Adelphia’s Class A and Class B common stock (the “Spin-off”). As a result of the Spin-off, the Rigas family holds a majority of the total voting power of TelCove common stock. The distribution of TelCove common stock was recorded on the date of the Spin-off. Accordingly, the accompanying unaudited consolidated financial statements do not include the accounts of TelCove.

Bankruptcy Proceedings

        On June 25, 2002, Adelphia and all of its wholly-owned subsidiaries (including Century Communications Corporation (“Century”) which filed on June 10, 2002) (all filing entities herein known as the “Debtors”) except for the Non-Filing Entities and CMLCV which filed on September 30, 2002 (see Note 18) filed voluntary petitions to reorganize under Chapter 11 in the U.S. Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”). The Debtors are operating their business as debtors-in-possession. On July 11, 2002, the Office of the United States Trustee for the Southern District of New York (the “U.S. Trustee”) appointed a statutory committee of unsecured creditors (the “Creditors’ Committee”). In addition, on July 31, 2002 the U.S. Trustee appointed a statutory committee of equity holders (the “Equity Committee” and collectively with the Creditors’ Committee, the “Committees”). The Committees have the right to, among other things, review and object to certain business transactions and may participate in the formulation of the Company’s long-term business plan and plan of reorganization. By order dated October 25, 2002, the Court granted the Company’s request for an extension of the exclusive period within which to file a plan or plans of reorganization and solicit acceptances thereof, through February 21, 2003 and April 21, 2003, respectively. By order dated March 20, 2003, the Court granted the Company’s second request for an extension of the exclusive period within which to file a plan or plans of reorganization and solicit acceptances thereof through June 20, 2003 and August 21, 2003, respectively.

Bankruptcy Costs and Fees

        In connection with the effectiveness of a plan or plans of reorganization, the Company will incur certain costs and fees. Certain of these expenses will be due once the plan of reorganization is approved by the Bankruptcy Court and include cure costs, financing fees and success fees. The Company is currently aware of certain success fees that potentially could be paid to representatives of the Company and Committees upon the Company’s emergence from bankruptcy. Currently, these contingent fees are estimated to be approximately $20,000. As no plan or plans of reorganization have been confirmed by the Bankruptcy Court, no accrual for such amounts has been recorded in the accompanying unaudited consolidated financial statements.

Basis of Presentation

        Until a plan or plans of reorganization is confirmed by the Bankruptcy Court, the unaudited consolidated financial statements of the Company have been prepared using guidance prescribed by the American Institute of Certified Public Accountants’ (“AICPA”) Statement of Position 90-7 “Financial Reporting by Entities in Reorganization Under the Bankruptcy Code” (“SOP 90-7”) and generally accepted accounting principles in the United States of America (“GAAP”). These unaudited consolidated financial statements are not intended to present fairly the financial position of the Company as of April 30, 2003, or the results of its operations or its cash flows for the one and ten month periods ended April 30, 2003 in conformity with GAAP because the accompanying unaudited consolidated financial statements exclude the financial position, results of operations and cash flows of the Non-Filing entities and CMLCV. Furthermore, the accompanying unaudited consolidated financial statements do not include all of the information and footnote disclosures required by GAAP for complete financial statements.

        The accompanying unaudited consolidated financial statements of the Company have been prepared on a going concern basis, which assumes the realization of assets and the payment of liabilities in the ordinary course of business, and do not reflect any adjustments that might result if the Company is unable to continue as a going concern. As a result of the reorganization proceedings under Chapter 11, the Company may take, or may be required to take, actions which may cause assets to be realized, or liabilities to be liquidated, for amounts other than those reflected in the accompanying unaudited consolidated financial statements.

        SOP 90-7 requires that pre-petition liabilities that are subject to compromise be segregated in the unaudited consolidated balance sheet as liabilities subject to compromise and that revenue, expenses, realized gains and losses, and provisions for losses resulting directly from the reorganization due to the bankruptcy be reported separately as reorganization expenses in the unaudited consolidated statement of operations. See Note 5 to these unaudited consolidated financial statements for further discussion.

        As a result of the Company’s recurring losses, the Chapter 11 filing and circumstances relating to these events (including the Company’s debt structure), actions taken by Rigas management and current economic conditions, realization of assets and liquidation of liabilities are subject to significant uncertainty. In order to provide liquidity through June 2004, the Company entered into an Amended and Restated Credit and Guaranty Agreement dated as of August 26, 2002, as amended, with a group of lenders led by JP Morgan Securities, Inc. and Salomon Smith Barney, Inc. as Co-Lead Arrangers, (the “DIP Lenders”) for a Debtor-in-Possession Credit Facility (the “DIP Facility”). See Note 2 to these unaudited consolidated financial statements for further discussion. The Company believes that cash flows from operations, along with the financing provided through the DIP Facility, should allow the Company to continue as a going concern; however, there can be no assurance of this. The Company’s ability to continue as a going concern is also dependent upon its ability to maintain compliance with covenants under the DIP Facility and the ability to generate sufficient cash flow from operations and financing sources to meet its obligations as they become due. In the event a Chapter 11 plan or plans of reorganization is confirmed by the Bankruptcy Court and becomes effective, continuation of the Company’s business thereafter will be dependent on the Company’s ability to achieve positive operating results and maintain satisfactory capital and liquidity. Until a plan or plans of reorganization is confirmed by the Bankruptcy Court and becomes effective, there can be no assurance that the Company will emerge from these bankruptcy proceedings. Furthermore, the effect on the Company’s business from the terms and conditions of such a plan or plans of reorganization cannot be determined at this time and, therefore, also raises substantial doubt regarding the Company’s ability to continue as a going concern.

        The accompanying unaudited consolidated financial statements have been derived from the books and records of the Company. However, certain financial information has not been subject to procedures that would typically be applied to financial information presented in accordance with GAAP. Upon the application of such procedures (i.e., tests for asset impairment), the Company believes that the financial information of the Debtors will be subject to changes, and these changes could be material. The Company’s intangible assets primarily consist of purchased franchises and goodwill that resulted from the allocation of the purchase price of previously acquired cable systems. In accordance with Statement of Financial Accounting Standards (“SFAS”) No. 142, “Goodwill and Other Intangible Assets”, the Company discontinued amortizing its purchased franchise and goodwill intangibles as of January 1, 2002. SFAS No. 142 requires testing for impairment annually of goodwill and indefinite-lived intangible assets (i.e., purchased franchise intangibles), or more frequently as warranted by events or changes in circumstances. At this time, the Company has not completed its impairment test of its purchased franchise and goodwill intangible assets. Any adjustment, as a result of an analysis performed in accordance with SFAS No. 142, may have a material impact on the Company’s financial statements. Additionally, the Company has not completed its adoption of SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets”, which addresses the financial accounting and reporting for the impairment of long-lived assets and long-lived assets to be disposed of. Once the Company has completed its adoption of SFAS No. 144, an adjustment to the financial statements may be required and this adjustment may be material to the financial statements. Furthermore, the Company disclosed in its Current Report on Form 8-K, dated June 10, 2002, that it believes that certain financial information reported by Rigas management was unreliable. As such, the books and records of the Company from which the accompanying unaudited consolidated financial statements of the Debtors are derived may not accurately reflect the financial condition, results of operations and cash flows of the Debtors.

        The Company is reviewing its books and records and other information on an on-going basis to determine whether the accompanying unaudited consolidated financial statements of the Debtors should be supplemented or otherwise amended. The Company reserves the right to file, at any time, such supplements or amendments to these accompanying unaudited consolidated financial statements. These accompanying unaudited consolidated financial statements should not be considered an admission regarding any of the Debtors’ income, expenditures or general financial condition, but rather, a current compilation of the Debtors’ books and records. The Company does not make, and specifically disclaims, any representation or warranty as to the completeness or accuracy of the information set forth herein.

        All significant intercompany accounts have been presented gross for purposes of these unaudited consolidated financial statements and accordingly, have not been eliminated in consolidation. GAAP would require that these intercompany balances be eliminated in consolidation. See Note 8 to these unaudited consolidated financial statements for further discussion.

        As previously stated, certain footnote disclosures normally included in unaudited consolidated financial statements prepared in accordance with GAAP have been condensed or omitted. In the opinion and to the knowledge of management, all disclosures considered necessary for an informative presentation have been included herein. For further information, refer to the consolidated financial statements and footnotes thereto included in the Company’s Annual Report on Form 10-K as of and for the year ended December 31, 2000. As further discussed in Dismissal of Former Independent Public Accountants/New Management below, PricewaterhouseCoopers, LLP (“PwC”), the Company’s independent accountants, has not completed its audit as of and for the years ended December 31, 2002 and 2001 or its re-audits as of and for the years ended December 31, 2000 and 1999.

Dismissal of Former Independent Public Accountants/New Management

        As disclosed in its Current Report on Form 8-K filed on June 14, 2002 as amended, the Company, on June 9, 2002, dismissed Deloitte & Touche LLP (“Deloitte”), its former independent public accountants.

        As a result of actions taken by management of the Company during the time that it was controlled by the Rigas family (“Rigas Management”), the Company has not yet completed its financial statements as of and for the years ended December 31, 2002 and 2001 or received its independent auditor’s report thereon or filed with the Securities and Exchange Commission (“SEC”) its Annual Report on Form 10-K as of and for the years ended December 31, 2002 and 2001. Furthermore, the Company has not timely filed its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2002, June 30, 2002, September 30, 2002 and March 31, 2003. As of the date Deloitte was dismissed as the Company’s independent accountants, Deloitte had not completed its audit nor issued its independent auditors’ report with respect to the Company’s financial statements as of and for the year ended December 31, 2001. As disclosed in a press release attached to its Current Report on Form 8-K filed on June 21, 2002, the Company announced that it had been advised by Deloitte, that based on the Company’s decision to restate the financial statements, Deloitte withdrew certifications of financial statements of the Company and its subsidiaries that Deloitte had issued since March 2001. The Company expects to restate its financial statements for the years ended December 31, 2000 and 1999 and its interim financial statements for 2001 and possibly other periods. At this time, management has not completed its review of the Company’s books and records and PwC has not completed the audits for the years ended December 31, 2002, 2001, 2000 and 1999. See Note 3 to these unaudited consolidated financial statements for further information.

        On November 6, 2002, the Company filed a lawsuit against Deloitte charging them with, among other charges, professional negligence, breach of contract, fraud and wrongful conduct. The Company is seeking compensation for all injury from Deloitte’s conduct, as well as punitive damages. Deloitte has filed preliminary objections to the complaint. The Company responded to such preliminary objections on April 1, 2003.

        Effective March 18, 2003, the Company appointed William Schleyer to serve as its new Chief Executive Officer and Ronald Cooper to serve as its new President and Chief Operating Officer. The new Chief Executive Officer replaced the Interim Chief Executive Officer, who, along with other members of the Company, took control of the Company in May 2002. The Company’s employment of William Schleyer and Ronald Cooper was approved by the Bankruptcy Court by Orders dated March 4, 2003 and March 7, 2003.

2.    Debt and Other Obligations

        Due to the commencement of the Chapter 11 filings and the Company’s failure to comply with certain financial covenants, the Company is in default on substantially all of its pre-petition debt obligations. Except as otherwise may be determined by the Bankruptcy Court, the stay protection afforded by the Chapter 11 filings prevents any action from being taken with regard to any of the defaults under the pre-petition debt obligations. All of the pre-petition obligations are classified as liabilities subject to compromise in the accompanying consolidated balance sheet as of April 30, 2003. See Note 4 to these unaudited consolidated financial statements for further information.

DIP Facility

        In connection with the Chapter 11 filings, the Company entered into a $1,500,000 DIP Facility. The DIP Facility was approved by the Bankruptcy Court on August 23, 2002.  The DIP Facility expires on the earlier of June 25, 2004 or upon the occurrence of certain other events, including the effective date of a reorganization plan of any loan party that is confirmed pursuant to an order of the Bankruptcy Court (the “Termination Event”).  The debtor-in-possession commitment that Adelphia received can be used for general corporate purposes and investments, as defined in the agreement. The DIP Facility is secured with a first priority lien on all of Adelphia’s unencumbered assets, a priming first priority lien on all its assets securing its pre-petition bank debt, and a junior lien on all other assets subject to valid pre-existing liens.  The DIP Facility consists of a $1,300,000 revolving credit facility (the “Tranche A Loans”) and a $200,000 loan (the “Tranche B Loan”). Loans under the DIP Facility bear interest at the Alternate Base Rate (greatest of the Prime Rate, the Base CD Rate plus 1% or the Federal Funds Effective Rate plus .5%) plus 2.5% or LIBOR plus 3.5%.  On September 3, 2002, the Company closed on the DIP Facility and, as part of the closing, the proceeds from the Tranche B Loan in the amount of $200,000 were funded by the DIP Lenders and transferred into credit-linked investment accounts maintained at JPMorgan Chase Bank. Based on the DIP Facility’s terms and conditions, the proceeds from the Tranche B Loan have been recorded as cash and cash equivalents and parent and subsidiary debt in the accompanying consolidated balance sheet. The Company pays interest on the Tranche B Loan proceeds, net of interest income, as defined. Furthermore, as of April 30, 2003, the Company has issued letters of credit totaling $40,247 against the Tranche B Loan proceeds.

        The terms of the DIP Facility contain certain restrictive covenants, which include limitations on the incurrence of additional guarantees, liens and indebtedness, limitations on the sale of assets, and the funding of capital expenditures.  The DIP Facility also requires that the Company meet certain financial covenants, which will be finalized with the covenant addendum and effective beginning May 1, 2003. On April 14, 2003, the DIP Lenders approved an amendment to the DIP Facility extending the dates that the Company is required to submit a long-term budget to April 24, 2003, and extended the date to finalize certain financial covenants in consultation with the DIP Lenders to no later than May 27, 2003, the covenant addendum date. The Company submitted its long-term budget to the DIP Lenders on April 24, 2003. The DIP Facility, as amended, currently limits the Company’s capital spending to $330,000 during the period from March 1, 2003 to May 31, 2003. The Company believes it is materially in compliance with all requirements referred to in the DIP Facility.

        As of April 30, 2003, the Company has availability of $300,000 under the DIP Facility. The remaining $1,000,000 of availability is subject to satisfaction by the Company of certain conditions, including the setting of the financial covenants mentioned above.

Co-Borrowing Credit Facilities

        As disclosed in the Company’s Current Report on Form 8-K filed on May 24, 2002, various subsidiaries of the Company have entered into co-borrowing credit facilities with certain entities owned by the Rigas Family. Historically, the Company’s financial statements reported borrowings attributable only to the Company under such co-borrowing credit facilities and provided footnote disclosure as to the total amount of borrowings permitted under such facilities without disclosing the amount of borrowings attributable to entities owned by the Rigas Family. Therefore, the entire co-borrowing credit facilities were not reflected as indebtedness on the Company’s historical financial statements.

        As discussed in Note 1, at this time, PwC has not completed its audits of the Company’s financial statements as of and for the years ended December 31, 2002 and 2001 and the Company expects to restate its financial statements as of and for the years ended December 31, 2000 and 1999 and its interim financial statements for 2001 and possibly other periods. As disclosed in its Current Report on Form 8-K filed on May 24 and June 10, 2002, after initial discussions with the SEC in early May 2002, the Company announced on May 24, 2002 that it had tentatively concluded that it would increase the Company’s indebtedness by $2,846,156 to reflect the full amount of borrowings by entities owned by the Rigas Family for which subsidiaries of the Company are jointly and severally liable. Accordingly, the accompanying unaudited consolidated financial statements reflect an increase of $2,846,156 of such indebtedness of parent and subsidiary debt in liabilities subject to compromise with a corresponding receivable from such Rigas Entities reflected as a reduction in stockholders’ equity. Since consultations are continuing with the SEC and PwC, and PwC has not yet completed its audit of the Company’s financial statements, the accounting treatment for the increase in parent and subsidiary debt and the reduction in stockholders’ equity for the corresponding receivable reflected in the accompanying unaudited financial statements has yet to be finalized. The final accounting treatment may result in materially different treatment from that presented herein.

Parent and Subsidiary Debt

        The following information is an update of certain disclosures relating to the book value of the Company’s debt, as reflected on its books and records, included in Note 4 to Adelphia’s consolidated financial statements contained in the Annual Report on Form 10-K as of and for the year ended December 31, 2000. The book value of such indebtedness does not necessarily reflect the amount of the claim of the holders’ of such indebtedness in the Company’s bankruptcy proceeding.

Parent Debt:
April 30, 2003
9 1/4% Senior Notes due 2002	$325,000
8 1/8% Senior Notes due 2003	149,817
10 1/2% Senior Notes due 2004	150,000
7 1/2% Senior Notes due 2004	100,000
10 1/4% Senior Notes due 2006	487,698
9 7/8% Senior Notes due 2007	348,417
8 3/8% Senior Notes due 2008	299,438
7 3/4% Senior Notes due 2009	300,000
7 7/8% Senior Notes due 2009	350,000
9 3/8% Senior Notes due 2009	497,048
10 7/8% Senior Notes due 2010	745,316
10 1/4% Senior Notes due 2011	1,000,000
6 % Convertible Subordinated Notes due 2006	1,024,924
3 1/4% Convertible Subordinated Notes due 2021	978,253
9 7/8% Senior Debentures due 2005	129,286
9 1/2% Pay-In-Kind Notes due 2004	31,847

Total parent debt	$6,917,044

Subsidiary Debt:

Notes to banks	$3,970,531
DIP Facility	200,000
10 5/8% Senior Notes of Olympus due 2006	202,243
11% Senior Subordinated Notes of FrontierVision Due 2006	207,953
11 7/8% Senior Discount Notes Series A of FrontierVision due 2007	244,639
11 7/8% Senior Discount Notes Series B of FrontierVision due 2007	89,953
Zero Coupon Senior Discount Notes of Arahova due 2003	412,601
9 1/2% Senior Notes of Arahova due 2005	250,590
8 7/8% Senior Notes of Arahova due 2007	245,371
8 3/4% Senior Notes of Arahova due 2007	219,168
8 3/8% Senior Notes of Arahova due 2007	96,046
8 3/8% Senior Notes of Arahova due 2017	94,924
Senior Discount Notes of Arahova due 2008	348,086
Other subsidiary debt and capital leases	198,011

Total subsidiary debt	$6,780,116

Total parent and subsidiary debt, exclusive of co-borrowing credit facilities	13,697,160
Co-borrowing credit facilities attributable to borrowing by Rigas Entities	2,846,156

$16,543,316

        In connection with the Company’s ongoing review of its books and records and other information, an adjustment was made for liabilities subject to compromise regarding classification of leases. For purposes of this report only, leases which are being paid on a current basis, have not been treated as liabilities subject to compromise.

        Total parent and subsidiary debt, exclusive of co-borrowing credit facilities attributable to borrowings by Rigas Entities, of $13,697,160 consists of liabilities subject to compromise of $13,421,600, bank financing under the DIP Facility of $200,000 and capital leases of $75,560.

Weighted average interest rate payable by subsidiaries
under credit agreements with banks	5.04%

Interest Expense

        Interest expense on notes to banks and capital leases totaled $32,056 and $334,103 for the one and ten month periods ended April 30, 2003, respectively, of which $12,968 and $136,883 is attributable to the Rigas Entities under co-borrowing credit facilities. In accordance with SOP 90-7, interest expense is reported only to the extent that it will be paid during Chapter 11 proceedings or will be allowed on a secured or unsecured claim. Had the Company not filed voluntary petitions under Chapter 11, the amount of interest expense that would have been reported in the unaudited consolidated statement of operations, for the one and ten month periods ended April 30, 2003 is $93,678 and $954,705, respectively.

3.     Correction in Accounting Policies and Practices / Provision for Accounting Changes

        Effective January 1, 2003, the Company, as part of its ongoing review of its historical books and records and its financial statements, corrected certain of its erroneous accounting policies and practices for Property, Plant and Equipment (“PP&E”) relating to the capitalization of labor, labor-related costs, certain overhead costs, and certain materials (collectively, “Capitalized Costs”) used in the maintenance of its cable systems. The erroneous capitalization of costs that were corrected included, among other things, Capitalized Costs for service calls and normal, ongoing maintenance to cable systems. Some of the items that had been capitalized included system electrical power, converter repairs, equipment repairs and maintenance contracts. The Company believes that the corrections were necessary in order to be in compliance with GAAP. At the time the Company filed its current report on Form 8-K dated February 25, 2003, the Company was still evaluating Capitalized Costs related to installation activities and internal construction (collectively, “Capitalized Installation and Construction Activities”).

        In April 2003, the Company corrected its erroneous accounting policies and practices related to Capitalized Installation and Construction Activities and recorded an adjustment of approximately $15,000 in the April 2003 accounting month to correct for these errors for the months of January through March 2003. These errors included the incorrect capitalization of reconnect and disconnect activities, which are prohibited by GAAP, as well as the improper capitalization or overcapitalization of certain overhead costs. This adjustment had the effect of increasing expenses and reducing capital expenditures in April 2003. The Company had been recording a monthly provision in 2003 of $2,000 for estimated accounting changes. In conjunction with the corrections made in April 2003 for Capitalized Installation and Construction Activities, the Company discontinued recording the estimated provision and reversed the $6,000, which had been previously recorded in 2003.

        The Company has not restated previously filed Adelphia Monthly Operating Reports and has not completed its review and analysis of its new accounting policies and practices for PP&E relating to Capitalized Costs, including Capitalized Installation and Construction Activities, on the financial statements for the years ended December 31, 2002, 2001, 2000 and 1999. However, the Company has recorded total adjustments of $144,000 in 2002 for estimated corrections in accounting polices and practices, comprised of (i) a May 2002 adjustment expensing approximately $21,000 for certain costs erroneously capitalized under Rigas Management accounting policies and practices, (ii) a December 2002 adjustment expensing approximately $21,000 for certain costs erroneously capitalized under Rigas Management accounting policies and practices, and (iii) an estimated provision for accounting changes of $51,000 in June 2002 and $8,500 per month from July 2002 through December 2002.

        The Company estimates that the new accounting policies and practices relating to Capitalized Costs, including Capitalized Installation and Construction Activities, for PP&E will increase expenses and decrease capital expenditures by approximately $300,000 on an annualized basis in 2003 as compared to the accounting policies and practices of the Company under Rigas Management. The impact of the new accounting policies and practices relating to Capitalized Costs, including Capitalized Installation and Construction Activities, for PP&E on the Company’s results of operations will vary based upon levels of activities, therefore, the estimated $300,000 annualized impact for 2003 is not necessarily indicative of actual results for the year ended December 31, 2003 or of corrections that may be made for the years ended December 31, 2002, 2001, 2000 and 1999. Furthermore, the Company is currently unable to determine the impact on depreciation expense attributable to these corrections for any period since the adjustments to the historical costs of PP&E for 2002, 2001, 2000 and 1999 have not yet been finalized. The impact of these changes and any other further changes will likely be material.

        Additionally, management has not completed its overall review of the Company’s historical books and records, accounting policies and practices and financial statements, and accordingly, the Company may record additional adjustments for corrections in erroneous accounting policies and practices in addition to those adjustments already recorded for PP&E, and such adjustments may be material.

        PwC has not completed its audit of the Company’s books for any period and their audit could result in further adjustments to the Company’s results of operations and those adjustments could be material.

        Furthermore, as additional information becomes available, the Company will make necessary adjustments to current periods in 2003 to the extent that they impact post bankruptcy periods. These adjustments may be material to the accompanying unaudited financial statements.

4.    Liabilities Subject to Compromise

        As discussed in Note 1 to the accompanying unaudited consolidated financial statements, the Company has been operating as debtors-in-possession under Chapter 11 since June 25, 2002. The Company is authorized to operate its business in the ordinary course.

        As a result of the Chapter 11 filing, all actions to collect the payment of pre-petition indebtedness are subject to compromise or other treatment under a plan or plans of reorganization. Generally, actions to enforce or otherwise effect payment of pre-Chapter 11 liabilities are stayed. Although pre-petition claims are generally stayed, as part of the first day orders and subsequent motions granted by the Bankruptcy Court, the Bankruptcy Court approved Adelphia’s motions to pay certain pre-petition obligations including, but not limited to employee wages, salaries, commissions, incentive compensation and other related benefits. The Company has been paying and intends to continue to pay undisputed post-petition claims in the ordinary course of business. In addition, the Company may reject pre-petition executory contracts and unexpired leases with the approval of the Bankruptcy Court. Any damage resulting from rejection of executory contracts and unexpired leases are treated as general unsecured claims and will be classified as liabilities subject to compromise. Adelphia will notify all known claimants of the bar date and their need to file a proof of claim with the Bankruptcy Court. A bar date is the date by which claims against the Company must be filed if a claimant disagrees with how such claimant’s claim appears on the Debtor’s Schedules. No bar date has yet been set by the Bankruptcy Court. Differences between liability amounts estimated by the Company and claims filed by creditors will be investigated and the Bankruptcy Court will make a final determination of the allowable claim. The determination of how liabilities will ultimately be settled and treated cannot be made until the Bankruptcy Court approves a Chapter 11 plan or plans of reorganization as discussed in Note 1. Accordingly, the ultimate amount of such liabilities is presently not determinable. By order dated April 25, 2003, the Bankruptcy Court granted the Company an extension through August 1, 2003 to file its Statement of Financial Affairs and Schedules of Assets and Liabilities.

        As of April 30, 2003, the Company had liabilities subject to compromise of $46,177,007. Liabilities subject to compromise have been reported in accordance with SOP 90-7. Such amounts may be subject to future adjustments depending on Bankruptcy Court actions, further developments with respect to disputed claims, determinations of the secured status of certain claims, the values of any collateral securing such claims, or other events. Such adjustments may be material to the amounts reported as liabilities subject to compromise.

        Valuation methods used in Chapter 11 reorganization cases vary depending on the purpose for which they are prepared and used and are rarely based on GAAP, the basis of which the accompanying financial statements are prepared, unless otherwise noted. Accordingly, the values set forth in the accompanying unaudited consolidated financial statements are not likely to be indicative of the values presented to or used by the Bankruptcy Court.

5.     Non-Recurring Professional Fees and Reorganization Expenses Due to Bankruptcy

        The Company is incurring certain non-recurring professional fees that, although not directly related to the Chapter 11 filing, relate to the Company’s reorganization and have been incurred in response to the actions taken by Rigas Management. These expenses include the re-audit, legal, special investigation and forensic consultant fees of the Company and the Special Committee of the Board of Directors and have been included in non-recurring professional fees in the accompanying unaudited consolidated statements of operations. Based on the Company’s interpretation of SOP 90-7, only those fees directly related to the Chapter 11 filing should be expensed and included in reorganization expenses due to bankruptcy in the unaudited consolidated statements of operations. These expenses include legal, restructuring and financial consultant fees for the Company and for Committee representatives.

        The Company has allocated its non-recurring professional fees to all of its joint ventures and related parties who filed voluntary petitions under Chapter 11. The Company and its legal counsel are confirming the treatment of the Company’s provisional allocation of its non-recurring professional fees.

6.    Accounts Payable, Accrued Expenses and Other Liabilities

        To the best of the Company’s knowledge, all undisputed post-petition trade payables are current and all premiums for insurance policies, including all workers’ compensation and disability insurance policies, required to be paid are fully paid as of April 30, 2003.

        As stated in Note 1, the Company is reviewing its books and records and other information on an ongoing basis to determine whether the accompanying unaudited consolidated financial statements should be supplemented or otherwise amended. Management is currently performing a review to substantiate the completeness of all liabilities. Such review is ongoing and may result in additional adjustments to the accompanying unaudited consolidated financial statements.

7.    Preferred Stock Dividends

        In accordance with the accounting direction provided in SOP 90-7, the Company has discontinued accruing for its preferred stock dividends as of June 25, 2002, the filing date of the Chapter 11 cases. Had the Company not filed voluntary petitions under Chapter 11, preferred stock dividends would have been $5,750 and $57,500 for the respective one and ten month periods ended April 30, 2003.

8.    Intercompany Receivables and Payables

        The accompanying unaudited consolidated financial statements include intercompany receivables and payables related to all of Adelphia’s majority-owned subsidiaries and subsidiaries that are at least 50% owned and controlled by the Company, including Non-Filing Entities and CMLCV (see Note 18). The intercompany receivables and payables are presented at the gross amount with the total receivables balance included in assets and the total intercompany payables included in liabilities in the accompanying unaudited consolidated balance sheet. Intercompany payables have been segregated between pre and post bankruptcy petition and none of the intercompany balances have been collateralized. The intercompany balances do not net to zero as the Non-Filing Entities and CMLCV have not been included in the accompanying consolidated balances, as discussed in Note 1.

9.    Related Party Receivables and Payables

        Related party receivables and payables represent advances to and payables from certain related parties, including TelCove and entities owned and/or controlled by the Rigas Family. Related party receivables and payables are presented at the gross amount with the total receivable balance included in assets and the payables included in the liabilities in the accompanying unaudited consolidated balance sheet. Related party payables have been segregated between pre- and post-bankruptcy petition, and none of the related party balances have been collateralized.

        In October 2002, the Company began recording a reserve for management service fees invoiced to TelCove. The reserve for these management service fees is $5,344 as of April 30, 2003. For the ten month period ended April 2003, the Company received payments of $1,817 for amounts invoiced to TelCove. Management is continuing to evaluate the recoverability of related party receivables and may record additional reserves in the future.

10.    Cash and Cash Equivalents

        The Company considers all highly liquid investments with a maturity date of three months or less to be cash equivalents. As required by an agreement with the Company’s insurance provider, the Company has restricted cash for the payment of franchise obligations in the amount of $13,440 as of April 30, 2003. Also included in restricted cash is $13,884 related to working capital transactions for certain acquisitions of cable systems from Verizon that were completed in February 2002. The remainder of the restricted cash balance consists of $1,480, which represents cash collateral supporting obligations under certain of the Company’s franchise agreements.

        As discussed in Note 2, also included in cash and cash equivalents are the proceeds of the Tranche B Loan of $200,000.

11.    Subscriber Receivables

        Subscriber receivables consist of monthly amounts due from the Company’s subscribers and customers and are reported net of allowance for doubtful accounts of $7,592.

12.    Prepaid Expenses and Other Assets — Net

        Included in prepaid expenses and other assets — net are unamortized deferred loan fees of $154,976. Such loan fees relate to pre-petition debt obligations, which have been classified as liabilities subject to compromise, and are not currently being amortized. See Note 4 to these unaudited consolidated financial statements for further discussion. SOP 90-7 requires that in cases where the underlying debt becomes an allowed claim and the allowed claim differs from the net carrying amount of the debt, the amount of the debt will be adjusted for any unamortized deferred loan fees to equal the value of the allowed claim. Any gain or loss from such adjustments to the underlying debt as compared to the allowed claim will be reflected in the statement of operations.

13.     Other-than-Temporary Impairment of Investments, Long-Lived Assets and Certain Other Assets

        As discussed in Note 1, the Company is reviewing its books and records and other information on an ongoing basis to determine whether the accompanying unaudited consolidated financial statements should be supplemented or otherwise amended. Additionally, as discussed in Note 1, PwC has not completed its audit as of and for the years ended December 31, 2002 and 2001 or its re-audit as of and for the years ended December 31, 2000 and 1999. The Company is performing an evaluation of impairment related to several investments and long-lived and certain other assets. This evaluation includes a review of the accounting treatment when the transaction originated and a review of the accounting subsequent to the date of origination, including periodic evaluations for impairment. These evaluations may result in adjustments to the unaudited consolidated financial results contained herein and financial statements as of and for the periods ended December 31, 2002, 2001, 2000 and 1999. The adjustments may be material to these periods.

        Listed below are certain investments and other assets for which (with the exception of property, plant and equipment and intangible assets) the Company has recorded an asset impairment charge during the ten month period ended April 30, 2003. All adjustments to be made to prior periods as a result of the Company’s restatement of prior year financial statements have not been reflected in the unaudited consolidated financial statements contained herein pending the completion of the audit as of and for the years ended December 31, 2002 and 2001 and the re-audits as of and for the years ended December 31, 2000 and 1999.

        The tables below present the impairment of long-lived and other assets and other than temporary impairment of investments and other assets that have been recorded by the Company since July 1, 2002.

        Impairment of Long-Lived and Other Assets:

For the Ten Months Ended April 30, 2003
Internal Operations, Call Center and Billing System	$63,910
Competitive Local Exchange Carriers	8,224

$72,134

        Other-than-Temporary Impairment of Investments and Other Assets:

For the Ten Months Ended April 30, 2003

Devon Mobile Communications, L.P.	$105,954
Buffalo Sabres	68,612
Interactive Digital TV Investments	5,387
Praxis Capital Ventures, L.P.	2,300

$182,253

Internal Operations, Call Center and Billing System

        From 1998 through mid-2002, the Company was developing an internal operations, call center and billing system known as “Convergence”. After careful evaluation of the functionality and usability of Convergence, the Company decided not to pursue continued rollout and terminated additional funding for the system. In October 2002, the Company recognized an impairment charge related to the abandonment of the Convergence system in the amount of $63,910. Additional adjustments totaling $7,610 were recorded in October to reclassify payroll and other operating expenses improperly capitalized during 2002. The Company’s remaining investment in this system of approximately $30,000 will be adjusted in connection with the restatement of its prior year financial statements.

Closure of the Competitive Local Exchange Carriers (“CLECs”)

        In August 2002, the Company filed a motion with the Bankruptcy Court for approval to close operations in 14 markets that were served by the Company’s CLECs. The CLECs provided local telephone service to certain geographic markets and competed with local telephone exchange carriers. The Company’s Board of Directors approved the closure, and approval was granted by the Bankruptcy Court by order dated September 25, 2002. The Company expects that, in connection with the restatement of its financial statements for prior periods, the property, plant and equipment associated with these CLECs will be written down by approximately $100,000. The remaining net book value of the property, plant and equipment of approximately $20,000 is being depreciated over its estimated remaining useful life beginning in November 2002. Furthermore, in November 2002, the Company recognized an additional impairment of $6,873 on certain of its CLEC assets that are expected to be sold and recorded a reserve on its CLEC trade accounts receivables of $1,351.

Devon Mobile Communications, L.P.

        The Company is a 49.9% Limited Partner in Devon Mobile Communications, L.P., (“Devon Mobile”), a Delaware limited partnership which, through its subsidiaries, holds licenses to operate regional wireless telephone businesses in several states. Devon Mobile had certain business and contractual relationships with the Company and with former subsidiaries or divisions of the Company which were spun-off as TelCove in January 2002. In late May 2002, the Company notified Devon L.P., Inc., the General Partner of Devon Mobile, that it would likely terminate certain discretionary operational funding to Devon Mobile. In July 2002, the Company understood that its former subsidiary, TelCove, elected to terminate certain services significant to Devon Mobile’s operations. Devon Mobile filed voluntary petitions to reorganize under Chapter 11 with the U.S. Bankruptcy Court on August 19, 2002. In July 2002, the Company recorded an asset impairment reserve against the investment in and receivables from Devon Mobile of $1,221 and $53,646, respectively. In November 2002, the Company refined its evaluation of exposure to Devon Mobile and recorded additional impairments of $51,087, which related primarily to the Company’s guarantee of certain obligations of Devon Mobile, other receivables from Devon Mobile, and an incremental investment in Devon Mobile that is expected to result from the Company’s restatement of prior year financial information. As of November 2002, the Company has fully reserved for its investment and receivables in Devon Mobile. On January 17, 2003, the Company filed proofs of claim against Devon Mobile and its subsidiaries for approximately $130,100 in debt and equity claims, as well as an additional claim of approximately $34,000 relating to its guarantee of certain Devon Mobile obligations.

Buffalo Sabres

        As disclosed in the Company’s Current Report on Form 8-K filed on May 24, 2002, the Company had entered into various arrangements with Niagara Frontier Hockey, L.P. (“NFHLP”), a Delaware limited partnership owned by the Rigas Family. Among other assets, NFHLP owned the Buffalo Sabres, a National Hockey League team. The Company made approximately $165,000 of loans and advances, including accrued interest, to NFHLP and its subsidiaries. In November 2002, the Company recognized impairments of those loans and advances of $31,447. On January 13, 2003, the NFHLP and certain of its subsidiaries (the “Niagara Debtors”) filed voluntary petitions to reorganize under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the Western District of New York.

        On or about March 13, 2003, certain of the Niagara Debtors entered into an Asset Purchase Agreement with Hockey Western New York LLC for the sale of certain assets and assumption of certain liabilities of NFHLP. In March 2003, the Company recognized an additional impairment of $37,922 as a result of the then pending sale of certain assets, including the Buffalo Sabres, and assumption of certain liabilities of NFHLP. The Company did not expect to recover any of its investment in NFHLP from such sale. On April 23, 2003, the sale was completed. The March 2003 impairment charge, combined with the November 2002 charge and with anticipated adjustments related to restatement of the Company’s prior year financial statements, completely wrote off the Company’s investment in NFHLP and its subsidiaries.

Interactive Digital TV Investments

        The Company has investments in interactive digital TV product ventures. In November 2002, the Company recognized a loss of $3,690 in connection with the expiration of certain warrants received in connection with its Interactive Digital TV product ventures. In December 2002, the Company recognized a loss of $1,697 for declines in investment value deemed other than temporary. These adjustments, coupled with expected prior period adjustments, reduce the Company’s investment in such ventures to approximately $200.

Praxis Capital Ventures, L.P.

        As disclosed in the Company’s Current Report on Form 8-K filed on May 24, 2002 the Company entered into certain transactions with Praxis Capital Partners, LLC (“Praxis Capital”), a Delaware limited liability company and Praxis Capital Management, LLC, a Delaware limited liability company, through Praxis Capital Ventures, L.P. (“PCVLP”), a Delaware limited partnership in which ACC Operations, Inc. (a wholly-owned Company subsidiary) is a 99.5% Limited Partner. Formed in June 2001, PCVLP focused on private equity investments in the telecommunications market. At June 30, 2002, the net book value of the Company’s portion of these investments was approximately $1,247. In addition, the Company had recorded $1,053 of prepaid management service fees to PCVLP. The Company is continuing to evaluate the PCVLP investments, which consist primarily of investments in private companies whose securities have no actively traded market. In July 2002, the Company recorded a 100% reserve against its remaining investment in PCVLP and the related prepaid management service fees.

        Peter L. Venetis, the son-in-law of John J. Rigas and a former director of the Company, is the managing director of Praxis Capital Management, LLC.

Property, Plant and Equipment, and Intangible Assets

        As stated previously, the Company’s property, plant and equipment and intangible assets are currently being evaluated by management for asset impairment and other issues. These issues include the ownership of assets, prior capitalization policies, estimated useful lives, amounts allocated to specific assets in connection with acquisitions, and impairment. The complete results of these evaluations are unknown at this time but could result in material adjustments to the net book value of property, plant and equipment and intangible assets at December 31, 2002, 2001, 2000 and 1999, as well as results of operations for the periods then ended.

        As more fully discussed in Note 3, the Company has corrected many of its erroneous accounting policies and practices for PP&E with respect to the accounting for Capitalized Costs and Capitalized Installation and Construction Activities for the four months ended April 30, 2003. The Company is continuing its review of the historical books and records and other information; accordingly, these issues should not be considered the only issues related to these assets that are under evaluation by the Company, and the Company reserves the right to amend, update or supplement this information.

14.    Derivative Instruments and Hedging Activities

        The Company manages its interest rate risk through the use of interest protection instruments such as interest rate swaps, caps and collars. The use of such interest rate protection instruments, as required by the Company’s debt obligations, is intended to minimize the volatility of cash flows caused by interest rate fluctuations. Rigas Management determined that these instruments were not hedging instruments under the provisions of SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities” and, therefore, changes in fair value have been recorded in other income (expense) in the accompanying unaudited consolidated statement of operations. The Company is currently reviewing the accounting treatment applied by Rigas Management under SFAS No. 133. For the one and ten month periods ended April 30, 2003, changes in fair value recognized in the accompanying unaudited consolidated statement of operations were not material to the unaudited consolidated statement of operations.

15.     Net Loss Per Weighted Average Share of Common Stock

        Basic net loss per weighted average share of common stock is computed based on the weighted average number of common shares outstanding after giving effect to dividend requirements on the Company’s preferred stock (see Note 7). Diluted net loss per common share is equal to basic net loss per common share because the Company’s convertible preferred stock and outstanding stock options have an antidilutive effect for the periods presented. In the future, however, the convertible preferred stock and outstanding stock options could have a potentially dilutive effect on earnings per share.

16.    Supplemental Cash Flow Information

Interest Paid

        Cash payments for interest were $29,123 and $312,825 for the one and ten month periods ended April 30, 2003, respectively. Included in these amounts are cash payments made by the Company of $12,522 and $134,945 for the one and ten month periods ended April 30, 2003, respectively, for interest on the co-borrowing credit facilities attributable to the Rigas Entities. Such payments are included in the related party receivables and payables, net in the accompanying unaudited consolidated statements of cash flows.

Non Cash Activities

        Capital lease obligations entered into during the one and ten months ended April 30, 2003 were $143 and $1,970, respectively.

17.    EBITDA

        The following is a summary of Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”) from the accompanying unaudited consolidated statements of operations for the one and ten month periods ended April 30, 2003. EBITDA is an alternative performance measure that is customarily used by companies that own, operate and manage cable television systems and other related telecommunications businesses. Management believes that EBITDA provides an alternative measure that is useful in evaluating the Company’s liquidity. EBITDA is not a performance measure in accordance with GAAP and the use of EBITDA is not meant to replace or supercede any information presented in accordance with GAAP.

        On January 22, 2003, the SEC issued its final ruling on “Conditions for Use of Non-GAAP Financial Measures” adopting new rules and amendments to address disclosure or release of certain financial information calculated and presented on a basis other than in accordance with GAAP. This ruling, known as Regulation G, requires disclosure or release of such non-GAAP financial measures to include a presentation and reconciliation of the most directly comparable GAAP financial measure. Since EBITDA is primarily used as a liquidity measure, presented below is a reconciliation of EBITDA to the net cash provided by operating activities as presented in the accompanying unaudited consolidated statement of cash flows.

	For the Month Ended April 30, 2003	For the Ten Months Ended April 30, 2003
Net loss applicable to common stockholders	$(34,971)	$(590,521)
Add Back:
Depreciation and amortization	73,276	750,481
Interest expense - net	32,035	335,187

EBITDA	$70,340	$495,147

Reconciliation of EBITDA to Net Cash provided by Operating Activities

	For the Month Ended April 30, 2003	For the Ten Months Ended April 30, 2003
EBITDA	$70,340	$495,147
Adjustments to reconcile EBITDA to net cash provided
by operating activities:
Impairment of long-lived and other assets	--	72,134
Other-than-temporary impairment of investments and
Other assets	(757)	182,253
Minority interest in losses of subsidiaries	(2,794)	(5,580)
Loss on sale of assets	--	1,551
Reorganization expenses due to bankruptcy	4,983	64,369
Non-recurring professional fees, net of amounts paid	258	12,757
Change in Assets and Liabilities:
Subscriber receivables - net	(5,057)	(1,957)
Prepaid expenses and other assets - net	367	(23,731)
Accounts payable	(25,841)	226,738
Subscriber advance payments and deposits	1,793	21,968
Accrued interest and other liabilities	(4,532)	38,840
Intercompany receivables and payables - net	980	11,078
Reorganization expenses paid during the period	(6,290)	(43,197)
Interest expense	(32,035)	(335,187)

Net cash provided by operating activities	$1,415	$717,183

18.     Century-ML Cable Venture Bankruptcy Filing

        On September 30, 2002, CMLCV, a 50/50 joint venture between Century and ML Media Partners, L.P. (“ML Media”) filed a voluntary petition to reorganize under Chapter 11 in Bankruptcy Court. This bankruptcy proceeding is administered separately from that of Adelphia. CMLCV is operating its business as a debtor-in-possession and is continuing to serve its subscribers in three communities in Puerto Rico. At this time, CMLCV is expected to generate sufficient cash to fund foreseeable operations and capital requirements. The CMLCV Chapter 11 filing is not expected to have a material impact on the operations of CMLCV’s subsidiary, Century-ML Cable Corporation, which serves other communities in Puerto Rico.

        As of April 30, 2003, CMLCV’s total assets, total liabilities and equity were $125,267, $14,311 and $110,956, respectively. For the month ended April 30, 2003, CMLCV’s revenue and operating income were $1,052 and $530, respectively.

        CMLCV, since October 2002, has been filing a separate monthly operating report with the Bankruptcy Court. As more fully disclosed in CMLCV’s separate Monthly Operating Report, there is litigation pending in the Bankruptcy Court between ML Media and CMLCV, Century, the Company and Highland Holdings, L.P. (“Highland”) a Rigas Family partnership. In connection with the parties’ December 13, 2001 Leveraged Recapitalization Agreement (“Recap Agreement”), there is a pre-petition dispute relating primarily to an alleged secured obligation in the amount of $279,800 to ML Media for its 50% ownership in CMLCV. If there is an adverse outcome against the Company relating to this litigation, the Company may be required to pay $279,800 to ML Media for its 50% ownership in CMLCV or Century may be required to surrender its 50% ownership in CMLCV to ML Media. A hearing was held on September 24, 2002, and a decision was rendered on January 17, 2003, wherein the Court; (i) denied all of the parties’ motions for summary judgment on the issue of whether there has been an acceleration of the September 30, 2002 closing date under the Recap Agreement, except that the Court (ii) found “as a matter of law, that, assuming that the Recap Agreement is enforceable, payment by the Company was due on September 30, 2002 and payment by Adelphia, Century and Highland was due on October 1, 2002, one day later, and that, having failed to make payment, each of the Company, Century and Highland is now in default.” The Court granted summary judgment only to such extent.

        In a decision and order dated March 31, 2003, and upon the motion of ML Media in the Adelphia and Century bankruptcy proceedings, the Court ruled that Adelphia and Century shall have 90 days from March 31, 2003 to assume or reject the Recap Agreement and denied ML Media’s request to become manager of Venture’s cable systems. In a decision and order dated April 21, 2003, the Court denied ML Media’s motion to dismiss the CMLCV bankruptcy petition rejecting ML Media’s claim that Century improperly filed the petition without ML Media’s consent.

        On February 21, 2003, CMLCV filed its Schedules of Assets and Liabilities and Statement of Financial Affairs with the Bankruptcy Court.

19.    Customers

        The following table indicates the number of basic customers, digital customers and high speed data customers for the Debtors. The following customer data excludes Non-Filing Entities and Rigas Entities. In addition, the Company has corrected the methodology for calculating customers previously used; therefore, the customer numbers set forth below may not be comparable to previously reported numbers.

	April 30, 2003	March 31, 2003
Basic customers	5,150,435	5,155,339
Digital customers	1,768,453	1,759,655
High speed data customers	737,352	711,736

Total revenue generating units	7,656,240	7,626,730

20.    Bankruptcy Court Reporting Schedules

        The Bankruptcy Court reporting schedules included in this report on pages 22 through 55 are for the period from April 1 through April 30, 2003 and have been prepared for the purpose of filing with the Bankruptcy Court and are not required by GAAP. The accompanying Bankruptcy Court reporting schedules, as with all other information contained herein, have been obtained from the books and records of the Company and are unaudited.

ADELPHIA COMMUNICATIONS CORPORATION, et al. (DEBTORS-IN-POSSESSION) BANKRUPTCY COURT REPORTING SCHEDULES Summary
	For the Month Ended April 30, 2003	Reference
Gross wages paid	$51,098,155	Schedule I
Employee payroll taxes withheld	12,036,575	Schedule I
Employer payroll taxes due	4,146,834	Schedule I
Payroll taxes paid*	7,308,244	Schedule II*
Sales and other taxes due	6,360,355	Schedule III
Gross taxable sales	104,958,968	Schedule III
Real estate and personal property taxes paid	1,974,349	Schedule IV
Sales and other taxes paid	7,494,080	Schedule V
Cash disbursements	301,499,869	Schedule VI
Insurance coverage	N/A	Schedule VII

* The amount reported above for payroll taxes paid is based upon the date paid and not the date due.

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule I

Court Reporting schedules for Payroll and Payroll Taxes
for the Month Ended April 30, 2003

Week Ending Date	Gross Wages Paid	Employee Payroll Taxes Withheld	Employer Payroll Taxes Due
April 4, 2003	$24,353,142	$5,625,656	$2,012,422
April 18, 2003	$26,745,013	$6,410,919	$2,134,411
Total	$51,098,155	$12,036,575	$4,146,834

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule II

Court Reporting schedules for Payroll Taxes Paid
for the Month Ended April 30, 2003

Page 1 of 6
Payee	Payroll Taxes Paid	Payment Date
INTERNAL REVENUE SERVICE	$96,519	4/4/2003
NORTH CAROLINA DEPT OF REVENUE	11,660	4/4/2003
OREGON DEPARTMENT OF REVENUE	68	4/4/2003
STATE OF CONNECTICUT	14,177	4/4/2003
VILLAGE OF DUBLIN	46	4/4/2003
STATE OF MARYLAND	790	4/5/2003
STATE OF WEST VIRGINIA	874	4/6/2003
ARIZONA DEPT OF REVENUE	1,862	4/7/2003
ASHLAND FINANCIAL DEPARTMENT	1,197	4/7/2003
BOYLE COUNTY COURTHOUSE	353	4/7/2003
CITY OF BEATTYVILLE	156	4/7/2003
CITY OF CARLISLE	43	4/7/2003
CITY OF CYNTHIANA	138	4/7/2003
CITY OF HARRODSBURG	1,126	4/7/2003
CITY OF LEBANON	379	4/7/2003
CITY OF PARIS	473	4/7/2003
CITY OF RICHMOND	16,584	4/7/2003
CITY OF RUSSELL	437	4/7/2003
CITY OF STANTON	113	4/7/2003
CITY OF VANCEBURG	52	4/7/2003
CITY OF VERSAILLES	287	4/7/2003
COLORADO DEPARTMENT OF REVENUE	35,033	4/7/2003
CONNECTICUT DEPARTMENT OF REV	2,000	4/7/2003
DIRECTOR OF FINANCE	187	4/7/2003
DIRECTOR OF FINANCE	603	4/7/2003
FIRST UNION ADELPHIA PAYROLL AC	5,622,156	4/7/2003
GARRARD COUNTY FISCAL COURT	190	4/7/2003
GEORGIA DEPARTMENT OF REVENUE	12,015	4/7/2003
IDAHO STATE TAX COMMISSION	4,518	4/7/2003
ILLINOIS DEPARTMENT OF REVENUE	288	4/7/2003
INDIANA DEPARTMENT OF REVENUE	1,184	4/7/2003
JESSAMINE COUNTY	202	4/7/2003
KANSAS DEPARTMENT OF REVENUE	537	4/7/2003
LAUREL COUNTY	900	4/7/2003
LINCOLN CO OCCUPATIONAL LICENSE	66	4/7/2003
MAINE REVENUE SERVICE	23,186	4/7/2003
MARION COUNTY TREASURER	379	4/7/2003
MASS DEPT OF REVENUE	18,914	4/7/2003
MCLEAN COUNTY LICENSE FEE	32	4/7/2003
MERCER COUNTY FISCAL COURT	376	4/7/2003
MISSISSIPPI STATE TAX COMMISSN	2,568	4/7/2003
NEW JERSEY DIVISION OF TAXATION	77	4/7/2003

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule II

Court Reporting schedules for Payroll Taxes Paid
for the Month Ended April 30, 2003

Page 2 of 6
Payee	Payroll Taxes Paid	Payment Date

NEW YORK TAX DEPARTMENT	117,961	4/7/2003
NICHOLASVILLE TREASURER	403	4/7/2003
OHIO COUNTY	31	4/7/2003
OHIO DEPARTMENT OF TAXATION	67,785	4/7/2003
OKLAHOMA TAX COMMISSION	250	4/7/2003
PA DEPT OF REVENUE	94,394	4/7/2003
POWELL COUNTY	113	4/7/2003
ROWAN COUNTY FINANCE	511	4/7/2003
SCOTT COUNTY OCCUPA TAX	117	4/7/2003
SCOTT COUNTY SCHOOL DISTRICT	58	4/7/2003
SOUTH CAROLINA DEPARTMENT OF	5,299	4/7/2003
SPRINGFIELD CITY (A)	63	4/7/2003
STANFORD OCCUPATIONAL TAX	43	4/7/2003
STATE OF CALIFORNIA	171,705	4/7/2003
STATE OF PENNSYLVANIA	83	4/7/2003
SUSAN ROBERTS	209	4/7/2003
TREASURER BUTLER COUNTY	18	4/7/2003
VERMONT DEPARTMENT OF TAXES	13,909	4/7/2003
VIRGINIA	53,367	4/7/2003
WASHINGTON COUNT(A)	47	4/7/2003
WOODFORD COUNTY	399	4/7/2003
ALTOONA AREA SCHOOL DISTRICT	896	4/8/2003
BEDFORD COUNTY TAX SERVICE	637	4/8/2003
BETHEL PARK BOROUGH	2,037	4/8/2003
BLAIRSVILLE BORO	4,468	4/8/2003
BROOKLYN CITY INCOME TAX	185	4/8/2003
BRYAN CITY INCOME TAX	1,917	4/8/2003
CENTRAL TAX BURE(A)	66	4/8/2003
CITY OF BRUNSWICK	240	4/8/2003
CITY OF IRONTON	338	4/8/2003
CITY OF MEDEIRA	254	4/8/2003
CITY OF NEW PHILADELPHIA	2,914	4/8/2003
CITY OF PORT CLINTON	1,864	4/8/2003
CITY OF PORTSMOUTH	2,261	4/8/2003
CITY OF STRUTHERS	944	4/8/2003
CITY OF WASHINGTON COURTHOUSE	774	4/8/2003
CITY OF WAVERLY	69	4/8/2003
CLARION WAGE TAX OFFICE	1,191	4/8/2003
CLEARFIELD BORO	71	4/8/2003
COLLECTOR OF TAXES	991	4/8/2003

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule II

Court Reporting schedules for Payroll Taxes Paid
for the Month Ended April 30, 2003

Page 3 of 6
Payee	Payroll Taxes Paid	Payment Date

COLLEGE TOWNSHIP TREASURE	9,956	4/8/2003
COLUMBUS CITY INCOME TAX	717	4/8/2003
COSHOCTON CITY	897	4/8/2003
DEFIANCE CITY INCOME TAX	2,980	4/8/2003
GETTYSBURG AREA SD	493	4/8/2003
HAB-EIT	4,920	4/8/2003
HAB-EIT	1,184	4/8/2003
HAB-EIT	10,973	4/8/2003
HAB-EIT	2,456	4/8/2003
HAB-EIT	700	4/8/2003
HAB-EIT	103	4/8/2003
HAB-EIT	358	4/8/2003
HAB-EIT	166	4/8/2003
HAB-EIT	571	4/8/2003
HERMITAGE RECEIVER OF TAXES	3,055	4/8/2003
LOCK HAVEN	630	4/8/2003
LOGAN CITY INCOME TAX	965	4/8/2003
LYKENS BOROUGH	487	4/8/2003
MIFFCO TAX SERVICE INC	1,054	4/8/2003
MINERVA VILLAGE INCOME TAX	1,076	4/8/2003
NORTHWESTERN SD	85	4/8/2003
OCCUPATIONAL TAX ADMINISTRATION	144	4/8/2003
PUNXSUTAWNEY BORO	2,037	4/8/2003
RECEIVER OF TAXES	4,661	4/8/2003
RICHLAND TOWNSHIP	122	4/8/2003
SANDY TOWNSHIP	263	4/8/2003
SHEFFIELD LAKE CITY INCOME TAX	131	4/8/2003
SOMERSET	807	4/8/2003
STATE OF VIRGINIA	3,522	4/8/2003
TYRONE AREA SCHOOL DISTRICT	127	4/8/2003
VILLAGE OF WATERVILLE	1,772	4/8/2003
VILLAGE OF WEST UNITY	32	4/8/2003
WAUSEON INCOME TAX DEPARTMENT	160	4/8/2003
HARRISON COUNTYTAX ADMINISTRAT	83	4/9/2003
VILLAGE OF MILLERSBURG	200	4/9/2003
CENTRAL TAX BUREAU OF P	127,971	4/10/2003
ASHTABULA INCOME TAX	678	4/18/2003
BOURBON COUNTY OCCUP	39	4/18/2003
CELINA CITY	209	4/18/2003
CENTRAL COLLECTION AGENCY	31,285	4/18/2003

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule II

Court Reporting schedules for Payroll Taxes Paid
for the Month Ended April 30, 2003

Page 4 of 6
Payee	Payroll Taxes Paid	Payment Date

CITY OF CAMBRIDGE	349	4/18/2003
CITY OF CHILLICOTHE	7,710	4/18/2003
CITY OF CINCINNATI	140	4/18/2003
CITY OF CLEVELAND HEIGHTS	3,831	4/18/2003
CITY OF CONNEAUT	190	4/18/2003
CITY OF DANVILLE	276	4/18/2003
CITY OF HUNTINGTON	140	4/18/2003
CITY OF MACEDONIA	2,598	4/18/2003
CITY OF MARION	858	4/18/2003
CITY OF NEWARK	4,440	4/18/2003
CITY OF PITTSBURGH	996	4/18/2003
CITY OF VAN WERT	160	4/18/2003
DIRECTOR OF FINANCE	215	4/18/2003
INTERNAL REVENUE SERVICE	102,448	4/18/2003
LORAIN CITY TAX	2,184	4/18/2003
MADISON COUNTY	34	4/18/2003
MICHIGAN DEPARTMENT OF REVENUE	231	4/18/2003
MISSISSIPPI STATE TAX COMMISSN	2,559	4/18/2003
MONTANA DEPARTMENT OF REVENUE	767	4/18/2003
MOREHEAD DIRECTOR OF FIN	403	4/18/2003
NEBRASKA DEPARTMENT OF REVENUE	229	4/18/2003
NORTH CAROLINA DEPT OF REVENUE	12,214	4/18/2003
OREGON DEPARTMENT OF REVENUE	68	4/18/2003
PHILADELPHIA DEPT OF REV	97	4/18/2003
RITA	9,434	4/18/2003
SCHOOL DISTRICT INCOME TAX	2,826	4/18/2003
STATE OF MARYLAND	24,313	4/18/2003
TREASURER CITY OF OWENSBORO	1,217	4/18/2003
UTAH STATE TAX COMMISSION	528	4/18/2003
VILLAGE OF DUBLIN	46	4/18/2003
VILLAGE OF MINSTER	166	4/18/2003
VILLAGE OF NORTH KINGSVILLE	76	4/18/2003
WEST VIRGINIA DEPT OF TAX & REV	13,812	4/18/2003
ALABAMA INCOME TAX DIV	4,111	4/21/2003
ARIZONA DEPT OF REVENUE	1,878	4/21/2003
BROOK PARK CITY INCOME	113	4/21/2003
COLORADO DEPARTMENT OF REVENUE	53,197	4/21/2003
CONNECTICUT DEPARTMENT OF REV	2,177	4/21/2003
FIRST UNION ADELPHIA PAYROLL AC	7,335,819	4/21/2003
GEORGIA DEPARTMENT OF REVENUE	12,397	4/21/2003
IDAHO STATE TAX COMMISSION	4,871	4/21/2003

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule II

Court Reporting schedules for Payroll Taxes Paid
for the Month Ended April 30, 2003

Page 5 of 6
Payee	Payroll Taxes Paid	Payment Date

ILLINOIS DEPARTMENT OF REVENUE	288	4/21/2003
INDIANA DEPARTMENT OF REVENUE	1,170	4/21/2003
KANSAS DEPARTMENT OF REVENUE	506	4/21/2003
KENTUCKY REVENUE CABINET	46,205	4/21/2003
MAINE REVENUE SERVICE	27,487	4/21/2003
MASS DEPT OF REVENUE	22,179	4/21/2003
NEW JERSEY DIVISION OF TAXATION	77	4/21/2003
NEW YORK TAX DEPARTMENT	132,747	4/21/2003
OHIO DEPARTMENT OF TAXATION	76,428	4/21/2003
OKLAHOMA TAX COMMISSION	264	4/21/2003
PA DEPT OF REVENUE	113,769	4/21/2003
SOUTH CAROLINA DEPARTMENT OF	5,933	4/21/2003
STATE OF CALIFORNIA	215,548	4/21/2003
VERMONT DEPARTMENT OF TAXES	18,788	4/21/2003
VIRGINIA	56,732	4/21/2003
WISCONSIN DEPARTMENT OF REVEN	1,568	4/21/2003
BUREAU OF EMPLOYER TAX OPERATIO	522,086	4/22/2003
BUREAU OF EMPLOYMENT PROGRAMS	23,817	4/22/2003
BUREAU OF EMPLOYMENT SERVICES	228,669	4/22/2003
CASHIER-TEXAS WORKFORCE COMMISS	1,252	4/22/2003
DEPARTMENT OF ECONOMIC SECURITY	394	4/22/2003
DEPARTMENT OF EMPLOYMENT	8,693	4/22/2003
DEPARTMENT OF EMPLOYMENT SECURI	15,476	4/22/2003
DEPARTMENT OF HUMAN RESOURCES	1,136	4/22/2003
DEPARTMENT OF INDUSTRIAL RELATI	2,920	4/22/2003
DEPARTMENT OF LABOR	28,734	4/22/2003
DEPARTMENT OF LABOR	1,425	4/22/2003
DEPARTMENT OF LABOR	49,361	4/22/2003
DEPARTMENT OF LABOR & EMPLOYMEN	39,082	4/22/2003
DEPARTMENT OF WORKFORCE DEVELOP	1,281	4/22/2003
DIVISION OF UNEMPLOYMENT INSURA	44,289	4/22/2003
EMPLOYMENT DEVELOPMENT DEPT	586,361	4/22/2003
EMPLOYMENT RESOURCES DIVISION	822	4/22/2003
EMPLOYMENT SECURITY COMMISSION	23,488	4/22/2003
EMPLOYMENT SECURITY COMMISSION	5,611	4/22/2003
EMPLOYMENT SECURITY DEPARTMENT	101	4/22/2003
EMPLOYMENT SECURITY DEPARTMENT	4,029	4/22/2003
INDIANA DEPARTMENT OF WORKFORCE	2,772	4/22/2003
MASSACHUSETTS DIVISION OF	88,031	4/22/2003
MESC	378	4/22/2003
MONTANA DEPARTMENT OF LABOR	427	4/22/2003
NEBRASKA WORKFORCE DEVELOPMENT	245	4/22/2003
NEW HAMPSHIRE DEPARTMENT OF EMP	11,441	4/22/2003
NYS UNEMPLOYMENT INSURANCE	536,276	4/22/2003

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule II

Court Reporting schedules for Payroll Taxes Paid
for the Month Ended April 30, 2003

Page 6 of 6
Payee	Payroll Taxes Paid	Payment Date

OFFICE OF UNEMPLOYMENT INS	6,828	4/22/2003
OKLAHOMA EMPLOYMENT SECURITY	863	4/22/2003
STATE OF UTAH	30	4/22/2003
VERMONT DEPARTMENT OF	42,233	4/22/2003
VIRGINA EMPLOYMENT COMMISSION	26,442	4/22/2003
CENTRAL COLLECTION AGENCY	35	4/23/2003
EMPLOYMENT SECURITY COMMISSION	5,521	4/23/2003
MASSACHUSETTS DIVISION OF	3,159	4/24/2003
CITY OF DANVILLE	65	4/25/2003
SCHOOL DISTRICT INCOME TAX	199	4/25/2003
ADAMS COUNTY EIT AGENCY	360	4/26/2003
ALTOONA AREA SCHOOL DISTRICT	80	4/26/2003
BEDFORD COUNTY TAX SERVICE	90	4/26/2003
BERKHEIMER ASSOCIATES	1,190	4/26/2003
BOROUGH OF EMPORIUM	30	4/26/2003
BOROUGH OF PORT ALLEGANY	220	4/26/2003
BOROUGH OF ROCHESTER	40	4/26/2003
BOROUGH OF TYRONE	120	4/26/2003
CECIL TOWNSHIP	10	4/26/2003
CENTRAL TAX BUREAU OF P	13,470	4/26/2003
CENTRAL TAX BUREAU OF PA	2,554	4/26/2003
CITY OF LOCK HAVEN	90	4/26/2003
CITY TREASURER	410	4/26/2003
CLARION WAGE TAX OFFICE	130	4/26/2003
CLEARFIELD BORO	20	4/26/2003
HARBORCREEK TOWNSHIP	510	4/26/2003
JOHN LOHMAN	60	4/26/2003
JORDAN TAX SERVICE INC	990	4/26/2003
JUDITH MUSICK	70	4/26/2003
KARL F KILDUFF MANAGER	30	4/26/2003
MIFFCO TAX SERVICE INC	80	4/26/2003
MONROEVILLE BOROUGH	620	4/26/2003
PATRICK J REGAN	300	4/26/2003
SHERRY IVERSON	290	4/26/2003
SOMERSET	100	4/26/2003
STATE COLLEGE BOROUGH TAX OFFIC	760	4/26/2003
THE CITY OF ERIE	100	4/26/2003
SHERRY IVERSON	220	4/26/2003
MITCHELL SUSAN L	10	4/26/2003
CLAIRTON CITY	274	4/29/2003
HAB-EIT	1,386	4/29/2003
WASHINGTON COUNT(A)	153	4/29/2003

	$7,308,244

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule III

Court Reporting schedules for Sales and Other Taxes Due and Gross Taxable Sales
for the Month Ended April 30, 2003

Taxing Jurisdiction	Sales and Other Taxes Due	Gross Taxable Sales
AL PSC	$--	$3,738
ALABAMA DEPT. OF REVENUE	446	7,450
ALAMEDA COUNTY	8	149
ALBANY COUNTY	--	A
ALBEMARLE COUNTY	4,840	A
AMHERST COUNTY TREASURER	8	A
ARIZONA DEPARTMENT OF REVENUE	39	1,200
ARKANSAS DEPARTMENT OF REVENUE	4	57
ASHLAND INDEPENDENT BOARD OF EDUCATION	9,992	333,070
AUGUSTA COUNTY	10	A
BANK OF AMERICA	132	44,077
BATH COUNTY SCHOOL DISTRICT	1,147	38,220
BEDFORD CITY	67	A
BEDFORD COUNTY	19	3,775
BEREA COUNTY SCHOOL DISTRICT	2,850	94,984
BLACKSBURG	--	A
BOARD OF EQUALIZATION	13	179
BOARD OF EQUALIZATION	325	A
BOTETOURT COUNTY TREASURER	--	A
BOURBON COUNTY SCHOOL DISTRICT	584	19,456
BOYD COUNTY SCHOOL DISTRICT	3,175	105,848
BOYLE COUNTY SCHOOL DISTRICT	1,486	49,541
BREATHITT COUNTY SCHOOL DISTRICT	999	33,312
BRECKINRIDGE COUNTY BOARD OF EDUCATION	564	18,796
BUCHANAN COUNTY TREASURER	--	A
BUREAU OF TAXATION	114	2,271
BURGIN INDEPENDENT BOARD OF EDUCATION	302	10,051
BUTLER COUNTY SCHOOL DISTRICT	47	1,581
CAMPBELL COUNTY TREASURER	203	A
CARTER COUNTY SCHOOL DISTRICT	1,550	51,653
CATTARAUGUS COUNTY	25	A
CCHCF-A	159	44,077
CHARLOTTESVILLE CITY TREASURER	2,256	A
CHAUTAUQUA COUNTY DIRECTOR OF FINANCE	8	A
CHCF-B	970	44,077
CHESTERFIELD COUNTY	17	2,638
CHESTERFIELD COUNTY	232	A
CHIEF FISCAL OFFICER	--	A
CHRISTIANSBURG CITY	2	359
CHRISTIANSBURG, TOWN OF	3	A
CITY OF ABERDEEN	--	6
CITY OF ALAHAMBRA	2	33

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule III

Court Reporting schedules for Sales and Other Taxes Due and Gross Taxable Sales
for the Month Ended April 30, 2003

Taxing Jurisdiction	Sales and Other Taxes Due	Gross Taxable Sales

CITY OF ALAMEDA	1	8
CITY OF ALBION	1	18
CITY OF ARCADIA	26	520
CITY OF ARCATA	1	17
CITY OF ASOTIN	--	2
CITY OF BALDWIN PARK	4	142
CITY OF BALDWIN PARK	4,430	147,653
CITY OF BEAUMONT	8	273
CITY OF BEAUMONT	1,933	64,424
CITY OF BELLFLOWER	1	26
CITY OF BERKELEY	3	34
CITY OF BOTHELL	2	41
CITY OF BRAWLEY	12	292
CITY OF BRAWLEY	7,082	177,040
CITY OF BURBANK	7	97
CITY OF CALABASAS	12	239
CITY OF CHARLOTTESVILLE	2,471	172,276
CITY OF CHARLOTTESVILLE	54,815	548,152
CITY OF CLAREMONT	--	1
CITY OF CLOVERDALE	2	111
CITY OF COLFAX	3	47
CITY OF COLORADO SPRINGS	223	8,901
CITY OF COVINA	7	114
CITY OF CULVER CITY	3	30
CITY OF DEER PARK	--	2
CITY OF DESERT HOT SPRINGS	4	87
CITY OF DOWNEY	1	27
CITY OF EDMONDS	--	7
CITY OF EL MONTE	4	52
CITY OF ELK GROVE	--	1
CITY OF FONTANA	29	571
CITY OF FONTANA	35,018	700,354
CITY OF GARDENA	1	18
CITY OF GLENDALE	3	39
CITY OF GUNNISON	2	79
CITY OF HARRISONBURG TREASURER	48	A
CITY OF HAWTHORNE	2	30
CITY OF HERMOSA	19	311
CITY OF HERMOSA BEACH	17,238	287,299
CITY OF HOLTVILLE	3	58
CITY OF HOLTVILLE	1,625	32,508

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule III

Court Reporting schedules for Sales and Other Taxes Due and Gross Taxable Sales
for the Month Ended April 30, 2003

Taxing Jurisdiction	Sales and Other Taxes Due	Gross Taxable Sales

CITY OF HUNTINGTON BEACH	1	27
CITY OF HUNTINGTON PARK	1	21
CITY OF INDIO	1	21
CITY OF INGLEWOOD	1	10
CITY OF KALAMA	5	76
CITY OF KELSO	28	467
CITY OF KELSO	6,657	110,947
CITY OF KIRKLAND	--	2
CITY OF LA HABRA	38	630
CITY OF LA HABRA	24,899	414,976
CITY OF LA PALMA	2	34
CITY OF LA VERNE	28	711
CITY OF LAKEWOOD	1	24
CITY OF LEXINGTON	--	A
CITY OF LONG BEACH	15	209
CITY OF LONGVIEW	87	1,445
CITY OF LONGVIEW	22,036	367,274
CITY OF LOS ANGELES	1,278	12,772
CITY OF LYNWOOD	1	9
CITY OF MALIBU	1	16
CITY OF MARTINVILLE	179	349
CITY OF MAYWOOD	--	8
CITY OF MODESTO	1	20
CITY OF MONTCLAIR	1	25
CITY OF MONTEREY PARK	1	25
CITY OF MORENO VALLEY	95	1,587
CITY OF MORENO VALLEY	57,099	951,648
CITY OF MOUNTAIN VIEW	--	15
CITY OF NORWALK	3	55
CITY OF OAKLAND	1	11
CITY OF OLYMPIA	4	59
CITY OF PACIFIC GROVE	1	16
CITY OF PALM SPRINGS	0	8
CITY OF PALOUSE	2	34
CITY OF PALOUSE	461	6,579
CITY OF PARAMOUNT	--	11
CITY OF PASADENA	5	60
CITY OF PICO RIVERA	5	108
CITY OF PICO RIVERA	11,319	226,388
CITY OF PLACENTIA	10	276
CITY OF PLACENTIA	14,023	400,666

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule III

Court Reporting schedules for Sales and Other Taxes Due and Gross Taxable Sales
for the Month Ended April 30, 2003

Taxing Jurisdiction	Sales and Other Taxes Due	Gross Taxable Sales

CITY OF POMONA	1	13
CITY OF PORT HUENEME	5	128
CITY OF PORT HUENEME	8,521	213,033
CITY OF PORTERVILLE	1	11
CITY OF PULLMAN	29	367
CITY OF REDMOND	--	1
CITY OF REDONDO BEACH	77	1,618
CITY OF REDONDO BEACH	38,485	810,215
CITY OF RICHMOND	2,286	A
CITY OF RICHMOND	3,055	110,906
CITY OF RIVERSIDE	21	327
CITY OF ROANOKE	4	708
CITY OF ROANOKE	22	A
CITY OF SACRAMENTO	1	18
CITY OF SALEM	108	A
CITY OF SALINAS	1	16
CITY OF SAN BERNARDINO	28	349
CITY OF SAN BERNARDINO	68,902	861,273
CITY OF SAN BUENAVENTURA	30,619	612,377
CITY OF SAN JOSE	--	2
CITY OF SAN LUIS OBISPO	--	3
CITY OF SANTA ANA	58	963
CITY OF SANTA BARBARA	2	33
CITY OF SANTA MONICA	224	2,234
CITY OF SANTA MONICA	133,405	1,334,043
CITY OF SANTA ROSA	1	30
CITY OF SEAL BEACH	19	172
CITY OF SEATTLE	--	2
CITY OF SEQUIM	1	21
CITY OF SIERRA MADRE	5	90
CITY OF SOUTH PASADENA	2	47
CITY OF SPOKANE	1	16
CITY OF STANTON	--	9
CITY OF SUNNYVALE	--	11
CITY OF TACOMA	--	2
CITY OF TORRANCE	14	217
CITY OF TURNWATER	2	29
CITY OF VALLEJO	--	5
CITY OF VANCOUVER	2	29
CITY OF VENTURA	44	887
CITY OF WAYNESBORO	29,561	295,605

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule III

Court Reporting schedules for Sales and Other Taxes Due and Gross Taxable Sales
for the Month Ended April 30, 2003

Taxing Jurisdiction	Sales and Other Taxes Due	Gross Taxable Sales

CITY OF WESTMINISTER	1	13
CITY OF WESTPORT	--	8
CITY OF WHITTIER	14	281
CITY OF WINCHESTER	17,196	171,962
CITY OF WINLOCK	1	12
CITY OF WOODLAND	8	168
CITY OF ZILLAH	--	2
CITY TREASURER	--	A
CLARKE COUNTY	2	A
CLINTON COUNTY TREASURER	--	A
COLONIAL HEIGHTS, CITY OF	--	A
COLORADO DEPT. OF REVENUE	750	34,552
COLORADO DEPT. OF REVENUE	2,975	94,798
COLUMBIA COUNTY TREASURER	--	A
COMMISSIONER OF REVENUE SERVICES	67,173	1,279,480
COMMISSIONER OF REVENUE SERVICES	80,420	1,340,341
COMMONWEALTH OF MASSACHUSETTS	54	1,076
COMMONWEALTH OF MASSACHUSETTS	3,495	69,924
COMPTROLLER OF MARYLAND	12,559	251,174
COMPTROLLER OF PUBLIC ACCOUNTS	22	333
COMPTROLLER, CITY OF BUFFALO	12,800	426,667
COUNTY OF ALBEMARLE	554	94,655
COUNTY OF GOOCHLAND	--	A
COUNTY OF LOS ANGELES	1,459	29,165
COUNTY OF MONTGOMERY	9,881	98,810
COUNTY OF SACRAMENTO	1	28
CULPEPPER COUNTY TREASURER	15	A
DANVILLE INDEPENDENT SCHOOL DISTRICT	4,543	151,423
DAVIESS COUNTY BOARD OF EDUCATION	16,513	550,417
DAVIESS COUNTY SCHOOL DISTRICT	261	8,689
DEPARTMENT OF TAX & REVENUE (WEST VIRGINIA)	13,784	229,740
E-911 AUTHORITY	--	A
ELLIOT COUNTY SCHOOL DISTRICT	307	10,233
ERIE COUNTY COMPTROLLER	5,922	A
ESSEX COUNTY TREASURER	--	A
FAUQUIER COUNTY	24	A
FLORIDA CST FUND	157,592	1,100,493
FLORIDA DEPARTMENT OF REVENUE	142,820	2,265,866
FLORIDA DEPARTMENT OF REVENUE	2,947,368	42,665,753
FRANKLIN COUNTY PUBLIC SAFETY	2	A
FRANKLIN COUNTY SCHOOL DISTRICT	86	2,874

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule III

Court Reporting schedules for Sales and Other Taxes Due and Gross Taxable Sales
for the Month Ended April 30, 2003

Taxing Jurisdiction	Sales and Other Taxes Due	Gross Taxable Sales

FREDERICK COUNTY	163	A
GARRAD COUNTY SCHOOL DISTRICT	959	31,960
GENESEE, COUNTY OF	11	A
GEORGIA DEPARTMENT OF REVENUE	13,927	207,561
GILES	--	A
GREENE COUNTY	14	A
HALIFAX COUNTY TREASURER	3	A
HANCOCK COUNTY BOARD OF EDUCATION	829	27,639
HANOVER COUNTY	577	27,900
HANOVER COUNTY TREASURER	344	A
HARLAN COUNTY SCHOOL DISTRICT	237	7,904
HARRISON COUNTY SCHOOL DISTRICT	2,681	89,372
HARRODSBURG INDEPENDENT BOARD OF EDUCATION	2,659	88,636
HENDERSON COUNTY BOARD OF EDUCATION	2,110	70,338
HENRICO COUNTY	1,461	A
HENRY COUNTY TREASURER	1	A
ID USF	33	0
IDAHO STATE TAX COMMISSION	1,820	36,419
INDIANA DEPARTMENT OF REVENUE	27,978	466,281
INTERNAL REVENUE SERVICE	77,041	2,568,093
JACKSON INDEPENDENT SCHOOLS	489	16,310
JESSAMINE COUNTY BOARD OF EDUCATION	11,080	369,333
KANSAS DEPT. OF REVENUE	17,437	238,805
KENTUCKY REVENUE CABINET	1,890	31,508
LAUREL COUNTY SCHOOL DISTRICT	4,843	161,446
LEE COUNTY SCHOOL DISTRICT	1,125	37,508
LESLIE COUNTY SCHOOL DISTRICT	905	30,183
LETCHER COUNTY BOARD OF EDUCATION	851	28,374
LEWIS COUNTY BOARD OF EDUCATION	685	27,402
LEWIS COUNTY SCHOOL DISTRICT	27	1,081
LINCOLN COUNTY BOARD OF EDUCATION	1,291	43,034
LOGAN COUNTY SCHOOL DISTRICT	36	1,208
LYNCHBURG, CITY OF	495	A
MADISON COUNTY SCHOOL DISTRICT	25,870	862,312
MAINE REVENUE SERVICES	279,145	5,582,895
MARION COUNTY BOARD OF EDUCATION	2,569	85,620
MARTINSVILLE, CITY OF - TREASURER	(339)	A
MATTHEWS, CAROLE, TREASURER	20,327	0
MCLEAN COUNTY SCHOOL DISTRICT	443	14,786
MENIFEE COUNTY SCHOOL DISTRICT	473	15,767
MERCER COUNTY SCHOOL DISTRICT	1,642	54,743
MINNESOTA DEPARTMENT OF REVENUE	5	182

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule III

Court Reporting schedules for Sales and Other Taxes Due and Gross Taxable Sales
for the Month Ended April 30, 2003

Taxing Jurisdiction	Sales and Other Taxes Due	Gross Taxable Sales

MISSISSIPPI STATE TAX COMMISSION	1,889	26,981
MISSISSIPPI STATE TAX COMMISSION	40,199	574,275
MONTANA DEPT. OF REVENUE	8	212
MONTGOMERY COUNTY 911	--	A
MONTGOMERY COUNTY TREASURER	--	A
MORGAN COUNTY SCHOOL DISTRICT	1,245	41,506
NC DEPARTMENT OF REVENUE	13,711	194,871
NECA PAUSF	1,580	0
NECA TX USF	28	787
NECA VUSF	254	21,155
NELSON COUNTY BOARD OF EDUCATION	1,088	36,261
NICHOLAS COUNTY SCHOOL DISTRICT	573	19,112
NJ DIVISION OF TAXATION	1,168	19,456
NORTON CITY OF	8	A
NYS ESTIMATED CORPORATION TAX	1,038	41,564
NYS ESTIMATED CORPORATION TAX	6,791	1,810,709
NYS ESTIMATED CORPORATION TAX	39,694	1,587,770
NYS SALES TAX PROCESSING	80,371	1,799,787
OHIO COUNTY SCHOOL DISTRICT	18	594
OKLAHOMA TAX COMMISSION	1,002	17,293
ORLEANS COUNTY TREASURER	4	A
OSET	--	A
OTSEGO, COUNTY OF	--	A
OWENSBORO BOARD OF EDUCATION	11,982	399,386
OWSLEY COUNTY BOARD OF EDUCATION	393	13,093
PA DEPARTMENT OF REVENUE	13	218
PA DEPARTMENT OF REVENUE	187,656	3,416,931
PA DEPT. OF REVENUE	4,792	95,801
PAGE COUNTY	15	A
PARIS INDEPENDENT SCHOOL DISTRICT	2,752	91,730
PATRICK COUNTY E911 FUND	--	A
PERRY COUNTY SCHOOL DISTRICT	257	8,564
PITTSYLVANIA COUNTY	132	A
POWELL COUNTY SCHOOL DISTRICT	2,752	91,730
POWHATTAN COUNTY TREASURER	36	A
PSU	201	0
PULASKI COUNTY TREASURER	5	A
PULASKI, TOWN OF	--	A
RADFORD COUNTY	3	A
RHODE ISLAND DIVISION OF TAXATION	13	190
ROANOKE COUNTY	9	A
ROCKCASTLE COUNTY SCHOOL DISTRICT	768	25,584

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule III

Court Reporting schedules for Sales and Other Taxes Due and Gross Taxable Sales
for the Month Ended April 30, 2003

Taxing Jurisdiction	Sales and Other Taxes Due	Gross Taxable Sales

RUSSELL INDEPENDENT SCHOOL DISTRICT	5,887	196,245
SARATOGA COUNTY TREASURER	--	A
SCHENECTADY COUNTY	--	A
SCHOHARIE COUNTY TREASURER	135	A
SCOTT COUNTY SCHOOL DISTRICT	6,004	200,144
SOUTH CAROLINA DEPT. OF REVENUE	47,551	787,400
SPOTSYLVANIA COUNTY	48	A
STATE OF CONNECTICUT	253,594	4,226,574
STATE OF CONNECTICUT (GROSS RECEIPTS)	215,891	4,317,818
STATE OF MICHIGAN	154	2,567
STATE OF NEW HAMPSHIRE	39	A
STATE OF NEW HAMPSHIRE	2,676	38,230
STATE OF NEW HAMPSHIRE	54,178	773,983
STATE TAX DEPARTMENT	243,514	4,058,588
STAUNTON COUNTY	52	A
TAZEWELL COUNTY	6	A
TN DEPARTMENT OF REVENUE	56,575	644,980
TOWN OF BLACKSBURG	16,953	169,534
TOWN OF MT CRESTED BUTTE	1,243	27,619
TOWN OF SOUTH BOSTON	4,792	47,915
TREASURER STATE OF MAINE	2	A
TREASURER STATE OF OHIO	106,201	1,604,816
UNION COUNTY SCHOOL DISTRICT	2,554	85,117
USAC	53,638	0
VERMONT DEPARTMENT OF TAXES	932	21,387
VERMONT DEPARTMENT OF TAXES	255,004	5,100,050
VINTON TREASURER	--	A
VIRGINIA DEPARTMENT OF TAXATION	8,358	185,721
WARREN COUNTY TREASURER	12	A
WASHINGTON COUNTY ADMINISTRATORS	--	A
WASHINGTON COUNTY BOARD OF EDUCATION	195	6,513
WASHINGTON DEPT. OF REVENUE	473	8,061
WEBSTER COUNTY BOARD OF EDUCATION	810	27,003
WINCHESTER CITY TREASURER	433	A
WISCONSIN DEPARTMENT OF REVENUE	10	187
WOLFE COUNTY SCHOOL DISTRICT	720	24,016
WOODFORD COUNTY BOARD OF EDUCATION	5,073	169,096
WYOMING COUNTY TREASURER	8	A
WYOMING DEPARTMENT OF REVENUE	4	132
WYUSF	10	247

Total	$6,360,355	$104,958,968

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule IV

Court Reporting schedules for Real Estate and Personal Property Taxes Paid for the Month Ended April 30, 2003

Payee	Amount Paid	Check Date
GE CAPITAL COLONIAL PACIFIC	$791	4/18/2003
GE CAPITAL	85	5/1/2003
8 SOUTHWOODS, LLC	3,785	4/9/2003
ADAMS TOWNSHIP	61	4/11/2003
APPLE TREE REALTY TRUST, INC	3,758	4/4/2003
BANKS COUNTY COLLECTOR	811	4/4/2003
BEAVER TOWNSHIP TAX COLLECTOR	14	4/15/2003
BEDFORD COUNTY COL	195	4/15/2003
BERKHEIMER OUTSOURCING	143	4/21/2003
BERTIE COUNTY	376	4/4/2003
BLACKBURN CENTER, LLC	433	4/25/2003
BOROUGH OF COUDERSPORT	46,286	4/4/2003
BOROUGH OF COUDERSPORT	30,213	4/21/2003
BOROUGH OF KITTANNING	179	4/21/2003
BOROUGH OF NANTY GLO	165	4/11/2003
BOYLE COUNTY FISCAL COURT	23,880	4/4/2003
BRIDGTON TOWN	15,065	4/18/2003
CAL & JOANNE FAMILY LTD PRTNRSP	200	4/23/2003
CAMBRIA COUNTY TAX COLLECTOR	78	4/4/2003
CANYON SPRINGS PLAZA, LLC	310	4/23/2003
CARROLL TOWNSHIP C	324	4/9/2003
CASTANEA TOWNSHIP COLLECTOR	15	4/21/2003
CATHERINE TOWNSHIP TAX COLLECTO	72	4/15/2003
CITY OF BUFFALO	530	4/15/2003
CITY OF GLENS FALLS	3,881	4/11/2003
CITY OF GLOUCESTER	416	4/4/2003
CITY OF MONTPELIER	2,233	4/22/2003
CITY OF NORTH TONAWANDA	4,147	4/11/2003
CITY OF RUTLAND	28,304	4/14/2003
CITY OF STAUNTON	1,492	4/15/2003
CITY OF UTICA NY	13,172	4/11/2003
CITY TREASURER OF DUNKIRK	2,360	4/21/2003
CITY TREASURER OF TONAWANDA	1,942	4/11/2003
CLARION COUNTY COLLECTOR	43	4/15/2003
COLUMBUS COUNTY	--	4/16/2003
COUNTY OF HERMITAGE TREASURER	2,316	4/21/2003
COUNTY OF LOUDOUN	2,227	4/11/2003
COWLITZ COUNTY	77,168	4/9/2003
DARLINGTON COUNTY	767	4/17/2003
DILLON COUNTY TREASURER	317	4/26/2003
DORIS LAWTON	783	4/14/2003
DORIS LAWTON	145	4/29/2003

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule IV

Court Reporting schedules for Real Estate and Personal Property Taxes Paid for the Month Ended April 30, 2003

Payee	Amount Paid	Check Date

EAST TAYLOR TOWNSHIP	37	4/11/2003
EASTLAKE COMMERCIAL	69	4/25/2003
EL PASO COUNTY TREASURER	172,513	4/4/2003
FAIRFIELD TOWN	9,671	4/11/2003
GE CAPITAL FLEET SERVICES	860	4/22/2003
HEBRON TOWNSHIP TREASURER	2,307	4/21/2003
HOMER TOWNSHIP	836	4/4/2003
IMPERIAL COUNTY TAX COLLECTOR	28,373	4/22/2003
JAMES BRADY	1,119	4/10/2003
KEVIN KIRKMAN	366	4/14/2003
KIR TEMECULA L.P.	105	4/25/2003
LA COUNTY TAX COLLECTOR	1,062,168	4/10/2003
LARRY SCHREDER	2,240	4/7/2003
LORAIN COUNTY TREASURER	--	4/1/2003
LOS ANGELES COUNTY	139	4/4/2003
LOS ANGELES COUNTY	288	4/11/2003
LYNCHBURG CITY	1,157	4/18/2003
MANCHESTER-BY-THE-SEA	1,258	4/17/2003
MIFFLIN COUNTY	3,842	4/9/2003
MOUNT UNION TAX COLLECTOR	674	4/9/2003
NEWPORT TOWN NH	535	4/11/2003
OXNARD ST. PROPERTIES, LTD	18,969	4/16/2003
PACIFIC CORPORATE STRUCTURES	1,709	4/23/2003
PITNEY BOWES CREDIT CORPORATION	11	4/29/2003
PLYMOUTH TOWN	24,281	4/11/2003
PUNXSUTAWNEY BOROUGH	745	4/21/2003
RICHLAND TOWNSHIP TAX COLLECTOR	3	4/15/2003
RIVERSIDE COUNTY	201,137	4/9/2003
ROCHESTER TOWNSHIP	207	4/4/2003
ROSE TOWNSHIP COLLECTOR	76	4/15/2003
RUMFORD TOWN	6,192	4/22/2003
RUSH TOWNSHIP TAX C	140	4/9/2003
SAN DIEGO COUNTY	11,997	4/21/2003
SAN JUAN COUNTY TREASURER	3,582	4/9/2003
SCHUYKILL COUNTY	13	4/11/2003
SOMERSET COUNTY	195	4/15/2003
ST ALBANS TOWN	3,196	4/18/2003
TOWN OF ABINGTON TREASURER	8,050	4/9/2003
TOWN OF BERLIN	1,436	4/21/2003
TOWN OF BERLIN	2,890	4/22/2003
TOWN OF BUXTON	16,012	4/22/2003
TOWN OF CHESHIRE	635	4/11/2003

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule IV

Court Reporting schedules for Real Estate and Personal Property Taxes Paid for the Month Ended April 30, 2003

Payee	Amount Paid	Check Date

TOWN OF CHILMARK	231	4/11/2003
TOWN OF CLARKSBURG TAX COLLECT	80	4/11/2003
TOWN OF CONCORD	495	4/4/2003
TOWN OF CONCORD	329	4/15/2003
TOWN OF DUXBURY	4,366	4/11/2003
TOWN OF FALMOUTH	11,488	4/11/2003
TOWN OF HALIFAX MA	--	4/10/2003
TOWN OF HALIFAX MA	6,212	4/11/2003
TOWN OF HOLLIS	7,461	4/17/2003
TOWN OF KINGSTON	2,623	4/11/2003
TOWN OF LINCOLN	7,073	4/18/2003
TOWN OF MARSHFIELD	7,234	4/11/2003
TOWN OF MERRIMAC	1,562	4/9/2003
TOWN OF PEMBROKE TAX COLLECTOR	11,751	4/9/2003
TOWN OF PLYMPTON	3,030	4/11/2003
TOWN OF PROCTOR	3,781	4/17/2003
TOWN OF PULASKI	133	4/15/2003
TOWN OF RICHMOND	936	4/18/2003
TOWN OF ROCKINGHAM	2,485	4/17/2003
TOWN OF SARDINIA	1,023	4/15/2003
TOWN OF STANDISH-TAX	20,595	4/18/2003
TOWN OF WILLIAMSTOWN	7,927	4/8/2003
TOWNSHIP OF EULALIA	1,566	4/4/2003
TOWNSHIP OF PORTAGE	36	4/11/2003
TREASURER OF LAWRENCE COUNTY	1,589	4/2/2003
TREASURER,TOWN OF FAIR HAVEN	3,188	4/17/2003
VENANGO COUNTY TREASURER	455	4/15/2003
YORK AREA TAX COLLECTION	64	4/4/2003
YUMA COUNTY	7,121	4/9/2003

Total	$1,974,349

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule V

Court Reporting schedules for Sales and Other Taxes Paid
for the Month Ended April 30, 2003

Taxing Jurisdiction	Tax Type	Amount Paid	Date Paid
ALBEMARLE COUNTY	911 Surcharge	$4,924	4/17/2003
AMHERST COUNTY	911 Surcharge	8	4/17/2003
BOARD OF EQUALIZATION	911 Surcharge	321	4/17/2003
CAMPBELL COUNTY	911 Surcharge	285	4/17/2003
CATTARAUGUS COUNTY	911 Surcharge	25	4/17/2003
CHESTERFIELD COUNTY	911 Surcharge	240	4/18/2003
CITY OF BEDFORD	911 Surcharge	68	4/17/2003
CITY OF CHARLOTTESVILLE	911 Surcharge	2,222	4/17/2003
CITY OF DANVILLE	911 Surcharge	17,572	4/4/2003
CITY OF DANVILLE	911 Surcharge	--	4/9/2003
CITY OF DANVILLE	911 Surcharge	4,096	4/17/2003
CITY OF HARRISONBURG TREASURER	911 Surcharge	48	4/17/2003
CITY OF LYNCHBURG	911 Surcharge	658	4/17/2003
CITY OF RICHMOND	911 Surcharge	2,043	4/17/2003
CITY OF ROANOKE TREASURER	911 Surcharge	33	4/18/2003
CITY OF SALEM	911 Surcharge	108	4/17/2003
CITY OF STAUNTON	911 Surcharge	50	4/17/2003
CITY OF WINCHESTER	911 Surcharge	461	4/17/2003
COUNTY OF AUGUSTA TREASURER	911 Surcharge	24	4/17/2003
COUNTY OF CLARKE	911 Surcharge	16	4/1/2003
COUNTY OF FREDERICK	911 Surcharge	166	4/17/2003
COUNTY OF GENESEE	911 Surcharge	11	4/17/2003
COUNTY OF HALIFAX	911 Surcharge	18	4/17/2003
COUNTY OF PULASKI	911 Surcharge	7	4/17/2003
COUNTY OF ROANOKE	911 Surcharge	15	4/17/2003
CULPEPER COUNTY TREASURER	911 Surcharge	15	4/17/2003
DIRECTOR OF FINANCE	911 Surcharge	8	4/17/2003
ERIE COUNTY COMPTROLLER	911 Surcharge	6,017	4/17/2003
EXECUTIVE DIRECTOR-NHBEC (E-911	911 Surcharge	39	4/17/2003
FAUQUIER COUNTY TREASURER	911 Surcharge	24	4/17/2003
GREENE COUNTY	911 Surcharge	14	4/17/2003
HENRICO COUNTY	911 Surcharge	1,452	4/17/2003
MARTINSVILLE CITY TREASURER	911 Surcharge	57	4/17/2003
NORTON CITY TAX COLLECTOR	911 Surcharge	8	4/17/2003
PAGE COUNTY	911 Surcharge	15	4/17/2003
PITTSYLVANIA COUNTY	911 Surcharge	132	4/17/2003
POWHATAN COUNTY TREASURER	911 Surcharge	36	4/17/2003
SPOTSYLVANIA COUNTY	911 Surcharge	48	4/17/2003
TAZEWELL COUNTY	911 Surcharge	6	4/17/2003
TOWN OF BLACKSBURG	911 Surcharge	19,233	4/21/2003
TOWN OF CHRISTIANSBURG	911 Surcharge	6	4/17/2003
TREASURER OF HANOVER COUNTY	911 Surcharge	366	4/17/2003
TREASURER STATE OF MAINE	911 Surcharge	3	4/22/2003

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule V

Court Reporting schedules for Sales and Other Taxes Paid
for the Month Ended April 30, 2003

Taxing Jurisdiction	Tax Type	Amount Paid	Date Paid

WARREN COUNTY TREASURER	911 Surcharge	12	4/17/2003
WYOMING COUNTY NY	911 Surcharge	8	4/17/2003
INTERNAL REVENUE SERVICE	Federal Excise Tax	39,972	4/10/2003
INTERNAL REVENUE SERVICE	Federal Excise Tax	34,951	4/25/2003
STATE OF CONNECTICUT	Gross Receipts Tax	595,003	4/30/2003
ALABAMA DEPARTMENT OF REVENUE	Gross Receipts Tax	352	4/10/2003
ALAMEDA COUNTY	Gross Receipts Tax	13	4/14/2003
CALIFORNIA HIGH COST FUND - A	Gross Receipts Tax	156	4/10/2003
CALIFORNIA HIGH COST FUND-B	Gross Receipts Tax	953	4/10/2003
CITY OF ALBION	Gross Receipts Tax	121	4/18/2003
CITY OF ARCADIA	Gross Receipts Tax	24	4/14/2003
CITY OF BEAUMONT	Gross Receipts Tax	14	4/14/2003
CITY OF BRAWLEY	Gross Receipts Tax	12	4/14/2003
CITY OF CALABASAS	Gross Receipts Tax	11	4/14/2003
CITY OF COLFAX	Gross Receipts Tax	9	4/11/2003
CITY OF COVINA	Gross Receipts Tax	6	4/14/2003
CITY OF DOWNEY	Gross Receipts Tax	6	4/14/2003
CITY OF EL MONTE	Gross Receipts Tax	6	4/14/2003
CITY OF FONTANA	Gross Receipts Tax	30	4/14/2003
CITY OF GARDENA	Gross Receipts Tax	6	4/14/2003
CITY OF HERMOSA BEACH	Gross Receipts Tax	21	4/14/2003
CITY OF KALAMA	Gross Receipts Tax	11	4/15/2003
CITY OF KELSO	Gross Receipts Tax	78	4/14/2003
CITY OF LA HABRA	Gross Receipts Tax	50	4/14/2003
CITY OF LA VERNE	Gross Receipts Tax	24	4/14/2003
CITY OF LONG BEACH	Gross Receipts Tax	18	4/14/2003
CITY OF LONGVIEW	Gross Receipts Tax	256	4/15/2003
CITY OF LOS ANGELES	Gross Receipts Tax	1,350	4/14/2003
CITY OF MORENO VALLEY	Gross Receipts Tax	97	4/14/2003
CITY OF NORWALK	Gross Receipts Tax	7	4/14/2003
CITY OF PASADENA	Gross Receipts Tax	7	4/14/2003
CITY OF PLACENTIA	Gross Receipts Tax	8	4/14/2003
CITY OF POMONA	Gross Receipts Tax	5	4/14/2003
CITY OF PULLMAN	Gross Receipts Tax	41	4/15/2003
CITY OF REDONDO BEACH	Gross Receipts Tax	70	4/14/2003
CITY OF RIVERSIDE	Gross Receipts Tax	26	4/14/2003
CITY OF SAN BERNARDINO	Gross Receipts Tax	57	4/14/2003
CITY OF SANTA ANA	Gross Receipts Tax	41	4/14/2003
CITY OF SANTA MONICA	Gross Receipts Tax	203	4/14/2003
CITY OF SEAL BEACH	Gross Receipts Tax	12	4/14/2003
CITY OF SIERRA MADRE	Gross Receipts Tax	7	4/14/2003

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule V

Court Reporting schedules for Sales and Other Taxes Paid
for the Month Ended April 30, 2003

Taxing Jurisdiction	Tax Type	Amount Paid	Date Paid

CITY OF STANTON	Gross Receipts Tax	5	4/14/2003
CITY OF TORRANCE	Gross Receipts Tax	8	4/14/2003
CITY OF VANCOUVER	Gross Receipts Tax	7	4/15/2003
CITY OF VENTURA	Gross Receipts Tax	42	4/14/2003
CITY OF WHITTIER	Gross Receipts Tax	17	4/14/2003
COMPTROLLER, CITY OF BUFFALO	Gross Receipts Tax	25,600	4/24/2003
DEAF TRUST	Gross Receipts Tax	130	4/10/2003
FLORIDA DEPT OF REVENUE	Gross Receipts Tax	8,832	4/21/2003
IDAHO UNIVERSAL SERVICE FUND	Gross Receipts Tax	33	4/11/2003
ILLINOIS DEPARTMENT OF REVENUE	Gross Receipts Tax	5	4/11/2003
INDIANA DEPARTMENT OF REVENUE	Gross Receipts Tax	45	4/22/2003
NECA KUSF	Gross Receipts Tax	33	4/11/2003
NECA MTEAF	Gross Receipts Tax	41	4/11/2003
NECA PAUSF	Gross Receipts Tax	1,580	4/11/2003
NECA TX USF	Gross Receipts Tax	28	4/11/2003
NECA VUSF	Gross Receipts Tax	261	4/11/2003
PUBLIC SERVICE BOARD	Gross Receipts Tax	500	4/11/2003
PUBLIC SERVICE COMMISSION	Gross Receipts Tax	202	4/11/2003
SACRAMENTO COUNTY COLLECTOR	Gross Receipts Tax	5	4/14/2003
STATE OF CONNECTICUT	Gross Receipts Tax	413,723	4/1/2003
STATE OF CONNECTICUT	Gross Receipts Tax	217,893	4/30/2003
STATE OF NEW HAMPSHIRE	Gross Receipts Tax	2,717	4/10/2003
UNIVERSAL SERVICE ADMINSTRATIVE	Gross Receipts Tax	68,034	4/30/2003
WYOMING UNIVERSAL SERVICE FUND	Gross Receipts Tax	10	4/30/2003
ARIZONA DEPARTMENT OF REVENUE	Sales Tax	3	4/15/2003
ARIZONA DEPARTMENT OF REVENUE	Sales Tax	33	4/16/2003
BATH COUNTY SCHOOL D	Sales Tax	1,189	4/11/2003
BEREA INDEPENDENT SCHOOL DIST	Sales Tax	1,060	4/11/2003
BOARD OF EQUALIZATION	Sales Tax	787	4/30/2003
BOURBON COUNTY SCHOOL	Sales Tax	590	4/11/2003
BOYLE COUNTY SCHOOL DISTRICT	Sales Tax	1,509	4/11/2003
BREATHITT COUNTY SCH	Sales Tax	958	4/11/2003
BURGIN EDUCATION BO	Sales Tax	309	4/11/2003
BUTLER COUNTY SCHOOL DISTRICT	Sales Tax	51	4/11/2003
CARTER COUNTY SCHOOL	Sales Tax	1,503	4/11/2003
CITY OF COLORADO SPRINGS	Sales Tax	232	4/10/2003
CITY OF LA HABRA	Sales Tax	24,947	4/10/2003
CITY OF PALOUSE	Sales Tax	2,253	4/24/2003
CITY OF REDONDO BEACH CA	Sales Tax	38,113	4/10/2003
CITY OF SANTA MONICA	Sales Tax	132,268	4/10/2003
CITY OF TALLAHASSEE	Sales Tax	--	4/11/2003

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule V

Court Reporting schedules for Sales and Other Taxes Paid
for the Month Ended April 30, 2003

Taxing Jurisdiction	Tax Type	Amount Paid	Date Paid

COLORADO DEPARTMENT OF REVENUE	Sales Tax	500	4/17/2003
COLORADO DEPARTMENT OF REVENUE	Sales Tax	3,180	4/21/2003
COMMONWEALTH OF MASS	Sales Tax	987	4/11/2003
COMMONWEALTH OF MASS	Sales Tax	486	4/18/2003
COMPTROLLER OF MARYLAND	Sales Tax	6,057	4/11/2003
COMPTROLLER OF MD	Sales Tax	7,364	4/21/2003
CONNECTICUT DEPT OF REVENUE	Sales Tax	--	4/20/2003
CONNECTICUT DEPT OF REVENUE	Sales Tax	80,501	4/30/2003
DANVILLE INDEPENDENT SCHOOL DIS	Sales Tax	4,575	4/11/2003
DAVIESS CO BOARD OF EDUCATION	Sales Tax	16,723	4/11/2003
DEPARTMENT OF TAX & REVENUE	Sales Tax	13,679	4/10/2003
DEPT OF REVENUE	Sales Tax	18	4/10/2003
ELLIOTT COUNTY SCHOO	Sales Tax	299	4/11/2003
FLORIDA DEPT OF REVENUE	Sales Tax	3	4/16/2003
FLORIDA DEPT OF REVENUE	Sales Tax	156,992	4/21/2003
FRANKLIN COUNTY SCHOOL DISTRICT	Sales Tax	85	4/11/2003
GARRARD COUNTY SCHOOL DISTRICT	Sales Tax	977	4/11/2003
GEORGIA DEPARTMENT OF REVENUE	Sales Tax	10,645	4/14/2003
HANCOCK COUNTY BOARD OF	Sales Tax	827	4/11/2003
HARLAN COUNTY SCHOOL	Sales Tax	230	4/11/2003
HARRISON COUNTY SCHOOL DISTRICT	Sales Tax	2,689	4/11/2003
HARRODSBURG BOARD OF EDUCATION	Sales Tax	2,662	4/11/2003
HENDERSON CO BOARD OF EDUCATION	Sales Tax	2,104	4/11/2003
IDAHO STATE TAX COMMISSION	Sales Tax	1,838	4/14/2003
INDIANA DEPT OF REVENUE	Sales Tax	1,269	4/15/2003
INDIANA DEPT OF REVENUE	Sales Tax	26,688	4/21/2003
JACKSON INDEPENDENT SCHOOLS	Sales Tax	459	4/11/2003
KANSAS DEPT OF REVENUE	Sales Tax	17,086	4/25/2003
KENTUCKY REVENUE CABINET	Sales Tax	57	4/18/2003
LAUREL COUNTY SCHOOL	Sales Tax	9,514	4/11/2003
LEE COUNTY SCHOOL DI	Sales Tax	1,158	4/11/2003
LESLIE COUNTY SCHOOL	Sales Tax	894	4/11/2003
LETCHER COUNTY BOARD OF EDUCATI	Sales Tax	774	4/11/2003
LINCOLN COUNTY BOARD OF EDUCATI	Sales Tax	1,299	4/11/2003
LOGAN COUNTY SCHOOL DISTRICT	Sales Tax	32	4/11/2003
MADISON COUNTY SCHOOL DISTRICT	Sales Tax	12,248	4/11/2003
MAINE REVENUE SERVICES	Sales Tax	228,862	4/15/2003
MARION COUNTY SCHOOL	Sales Tax	2,561	4/11/2003
MCLEAN COUNTY SCHOOL DISTRICT	Sales Tax	446	4/11/2003
MENIFEE COUNTY SCHOO	Sales Tax	498	4/11/2003
MERCER COUNTY SCHOOL DISTRICT	Sales Tax	1,635	4/11/2003

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule V

Court Reporting schedules for Sales and Other Taxes Paid
for the Month Ended April 30, 2003

Taxing Jurisdiction	Tax Type	Amount Paid	Date Paid

MINOLTA CORPORATION	Sales Tax	536	4/4/2003
MINOLTA CORPORATION	Sales Tax	4	4/29/2003
MISSISSIPPI STATE TAX COMMISSIO	Sales Tax	40,816	4/10/2003
MORGAN COUNTY SCHOOL	Sales Tax	1,253	4/11/2003
NELSON COUNTY BOARD OF EDUCATIO	Sales Tax	1,084	4/11/2003
NEW JERSEY SALES TAX	Sales Tax	125	4/10/2003
NICHOLAS COUNTY SCHO	Sales Tax	549	4/11/2003
NORTH CAROLINA DEPT OF REVENUE	Sales Tax	4,453	4/11/2003
NORTH CAROLINA DEPT OF REVENUE	Sales Tax	2,233	4/14/2003
NYS SALES TAX PROCESSING	Sales Tax	67,791	4/17/2003
OHIO COUNTY SCHOOL DISTRICT	Sales Tax	17	4/11/2003
OHIO DEPT OF TAXATION	Sales Tax	65,117	4/14/2003
OKLAHOMA TAX COMMISSION	Sales Tax	994	4/11/2003
OWENSBORO BOARD OF EDUCATION	Sales Tax	12,011	4/11/2003
OWSLEY COUNTY BOARD OF EDUCATIO	Sales Tax	390	4/11/2003
PA DEPARTMENT OF REVENUE	Sales Tax	97,422	4/21/2003
PA DEPARTMENT OF REVENUE	Sales Tax	41	4/17/2003
PA DEPT OF REVENUE	Sales Tax	68,811	4/21/2003
PA DEPT. OF REVENUE	Sales Tax	22,111	4/16/2003
PA DEPT. OF REVENUE	Sales Tax	13,717	4/18/2003
PARIS INDEPENDENT SCHOOLS	Sales Tax	2,682	4/11/2003
PERRY COUNTY SCHOOL	Sales Tax	265	4/11/2003
POWELL COUNTY SCHOOL	Sales Tax	2,682	4/11/2003
ROCKCASTLE COUNTY SCHOOL	Sales Tax	746	4/11/2003
SCOTT COUNTY SCHOOL	Sales Tax	5,862	4/11/2003
SOUTH CAROLINA DEPARTMENT OF	Sales Tax	46,986	4/21/2003
STATE OF CONNECTICUT	Sales Tax	252,355	4/30/2003
STATE TAX DEPARTMENT	Sales Tax	243,458	4/11/2003
TENNESSEE DEPT OF REVENUE	Sales Tax	26,354	4/15/2003
TOWN OF MT CRESTED BUTTE	Sales Tax	1,303	4/10/2003
TREASURER OF STATE OF OHIO	Sales Tax	18,568	4/11/2003
TREASURER OF STATE OF OHIO	Sales Tax	18,455	4/18/2003
TREASURER OF STATE OF OHIO	Sales Tax	5,950	4/23/2003
TREASURER OF STATE OF OHIO	Sales Tax	1,923	4/25/2003
TREASURER STATE OF OHIO	Sales Tax	2,468	4/11/2003
TREASURER STATE OF OHIO	Sales Tax	12,377	4/14/2003
TREASURER STATE OF OHIO	Sales Tax	3,290	4/15/2003
TREASURER STATE OF OHIO	Sales Tax	1,394	4/16/2003
TREASURER STATE OF OHIO	Sales Tax	2,468	4/18/2003
TREASURER STATE OF OHIO	Sales Tax	75,615	4/23/2003
TREASURER STATE OF OHIO	Sales Tax	19,000	4/25/2003
UNION COUNTY SCHOOL DISTRICT	Sales Tax	2,569	4/11/2003

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule V

Court Reporting schedules for Sales and Other Taxes Paid
for the Month Ended April 30, 2003

Taxing Jurisdiction	Tax Type	Amount Paid	Date Paid

VA DEPARTMENT OF TAXATION	Sales Tax	585	4/17/2003
VERMONT DEPT OF TAXES	Sales Tax	248,452	4/24/2003
VIRGINIA DEPARTMENT OF TAXATION	Sales Tax	9,042	4/14/2003
VIRGINIA DEPARTMENT OF TAXATION	Sales Tax	576	4/16/2003
VIRGINIA DEPARTMENT OF TAXATION	Sales Tax	5,869	4/17/2003
WASHINGTON COUNTY BOARD OF EDU	Sales Tax	151	4/11/2003
WASHINGTON DEPT OF REVENUE	Sales Tax	62	4/23/2003
WASHINGTON DEPT OF REVENUE	Sales Tax	456	4/24/2003
WEBSTER COUNTY BOARD OF	Sales Tax	822	4/11/2003
WOLFE COUNTY SCHOOL	Sales Tax	721	4/11/2003
WOODFORD COUNTY BOARD OF ED	Sales Tax	4,865	4/11/2003
BUREAU OF TAXATION	Telecommunications Tax	442	4/10/2003
COLORADO DEPARTMENT OF REVENUE	Telecommunications Tax	452	4/10/2003
COLORADO DEPARTMENT OF REVENUE	Telecommunications Tax	12	4/21/2003
COMMONWEALTH OF MASS	Telecommunications Tax	6,794	4/10/2003
DEPT OF REVENUE	Telecommunications Tax	15	4/10/2003
FLORIDA DEPT OF REVENUE	Telecommunications Tax	157,210	4/21/2003
FLORIDA DEPT OF REVENUE	Telecommunications Tax	2,949,154	4/21/2003
GEORGIA DEPARTMENT OF REVENUE	Telecommunications Tax	176	4/14/2003
INDIANA DEPT OF REVENUE	Telecommunications Tax	209	4/15/2003
KANSAS DEPT OF REVENUE	Telecommunications Tax	130	4/23/2003
KENTUCKY REVENUE CABINET	Telecommunications Tax	1,287	4/18/2003
KENTUCKY STATE TREASURER	Telecommunications Tax	29	4/10/2003
KENTUCKY STATE TREASURER	Telecommunications Tax	1,502	4/17/2003
MINNESOTA REVENUE	Telecommunications Tax	235	4/21/2003
MISSISSIPPI STATE TAX COMMISSIO	Telecommunications Tax	83	4/10/2003
NEW JERSEY SALES TAX	Telecommunications Tax	1,155	4/10/2003
NORTH CAROLINA DEPT OF REVENUE	Telecommunications Tax	779	4/10/2003
PA DEPARTMENT OF REVENUE	Telecommunications Tax	13,499	4/21/2003
STATE OF ARKANSAS	Telecommunications Tax	3	4/14/2003
STATE OF CONNECTICUT	Telecommunications Tax	288	4/29/2003
STATE OF MICHIGAN	Telecommunications Tax	164	4/10/2003
STATE OF MICHIGAN	Telecommunications Tax	207	4/25/2003
STATE OF RHODE ISLAND	Telecommunications Tax	55	4/10/2003
TENNESSEE DEPT OF REVENUE	Telecommunications Tax	1,063	4/15/2003
TREASURER OF STATE OF OHIO	Telecommunications Tax	2,205	4/11/2003
TREASURER OF STATE OF OHIO	Telecommunications Tax	2,205	4/18/2003
TREASURER OF STATE OF OHIO	Telecommunications Tax	7,019	4/23/2003
TREASURER OF STATE OF OHIO	Telecommunications Tax	2,205	4/25/2003
VERMONT DEPT OF TAXES	Telecommunications Tax	958	4/24/2003
ALBEMARLE COUNTY	Utility Tax	8,852	4/18/2003
ASHLAND INDEPENDENT BOARD OF	Utility Tax	10,054	4/11/2003
BEDFORD COUNTY	Utility Tax	130	4/18/2003

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule V

Court Reporting schedules for Sales and Other Taxes Paid
for the Month Ended April 30, 2003

Taxing Jurisdiction	Tax Type	Amount Paid	Date Paid

BOYD COUNTY SCHOOL D	Utility Tax	3,130	4/11/2003
BRECKINRIDGE COUNTY BOARD OF	Utility Tax	568	4/11/2003
CHESTERFIELD COUNTY	Utility Tax	141	4/18/2003
CITY OF BALDWIN PARK	Utility Tax	4,361	4/10/2003
CITY OF BEAUMONT	Utility Tax	1,856	4/10/2003
CITY OF BRAWLEY	Utility Tax	6,898	4/10/2003
CITY OF CHARLOTTSVILLE	Utility Tax	15,792	4/18/2003
CITY OF FONTANA	Utility Tax	35,515	4/10/2003
CITY OF HARRISONBURG TREASURER	Utility Tax	61	4/26/2003
CITY OF HERMOSA BEACH	Utility Tax	16,787	4/10/2003
CITY OF HOLTVILLE	Utility Tax	1,591	4/10/2003
CITY OF KELSO	Utility Tax	19,094	4/14/2003
CITY OF LONGVIEW	Utility Tax	62,466	4/25/2003
CITY OF MARTINSVILLE	Utility Tax	517	4/18/2003
CITY OF MORENO VALLEY	Utility Tax	56,122	4/10/2003
CITY OF PICO RIVERA	Utility Tax	10,946	4/10/2003
CITY OF PLACENTIA	Utility Tax	13,905	4/10/2003
CITY OF PORT HUENEME	Utility Tax	8,471	4/10/2003
CITY OF RICHMOND	Utility Tax	17,276	4/18/2003
CITY OF RICHMOND	Utility Tax	9,261	4/26/2003
CITY OF ROANOKE TREASURER	Utility Tax	127	4/18/2003
CITY OF SAN BERNARDINO	Utility Tax	66,030	4/10/2003
CITY OF SAN BUENAVENTURA	Utility Tax	31,087	4/10/2003
CITY OF WINCHESTER	Utility Tax	17,255	4/16/2003
CITY OF WINCHESTER	Utility Tax	954	4/26/2003
CITY TREASURER OF WAYNESBORO	Utility Tax	29,395	4/16/2003
COUNTY OF MONTGOMERY	Utility Tax	9,621	4/17/2003
HENRICO COUNTY	Utility Tax	2,492	4/18/2003
JESSAMINE COUNTY SHERIFF	Utility Tax	4,579	4/11/2003
LEWIS COUNTY BOARD OF	Utility Tax	883	4/11/2003
LEWIS COUNTY SCHOOL	Utility Tax	26	4/11/2003
MADISON COUNTY SCHOOL DISTRICT	Utility Tax	58	4/11/2003
MARTINSVILLE CITY TREASURER	Utility Tax	502	4/26/2003
MATTEWS, CAROLE, TREASURER	Utility Tax	21,029	4/17/2003
RUSSELL INDEPENDENT	Utility Tax	5,901	4/11/2003
STATE OF NEW HAMPSHIRE	Utility Tax	20,407	4/11/2003
STATE OF NEW HAMPSHIRE	Utility Tax	26,675	4/14/2003
TOWN OF BLACKSBURG	Utility Tax	16,214	4/16/2003
TOWN OF CHRISTIANSBURG	Utility Tax	20	4/18/2003
TOWN OF SOUTH BOSTON	Utility Tax	4,715	4/16/2003
TREASURER OF CHARLOTTESVILLE	Utility Tax	55,262	4/16/2003
TREASURER OF HANOVER COUNTY	Utility Tax	99	4/18/2003
TREASURER OF VIRGINIA	Utility Tax	10,165	4/26/2003

Total		$7,494,080

DELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule VI

Court Reporting schedules for Cash Disbursements
for the Month Ended April 30, 2003

LEGAL ENTITY	Account Number	Case Number	Disbursements

ACC CABLE COMMUNICATIONS FL-VA, LLC	081-02-41904	02-41904	$2,344,423
ACC CABLE HOLDINGS VA, INC	081-02-41905	02-41905	--
ACC HOLDINGS II, LLC	081-02-41955	02-41955	--
ACC INVESTMENT HOLDINGS, INC	081-02-41957	02-41957	295
ACC OPERATIONS, INC	081-02-41956	02-41956	113,364
ACC TELECOMMUNICATIONS HOLDINGS LLC	081-02-41864	02-41864	--
ACC TELECOMMUNICATIONS LLC	081-02-41863	02-41863	1,415,931
ACC TELECOMMUNICATIONS OF VIRGINIA LLC	081-02-41862	02-41862	376,950
ACC-AMN HOLDINGS, LLC	081-02-41861	02-41861	--
ADELPHIA ACQUISITION SUBSIDIARY, INC	081-02-41860	02-41860	--
ADELPHIA ARIZONA, INC	081-02-41859	02-41859	--
ADELPHIA BLAIRSVILLE, LLC	081-02-41735	02-41735	--
ADELPHIA CABLE PARTNERS, LP	081-02-41902	02-41902	5,560,223
ADELPHIA CABLEVISION ASSOCIATES, LP	081-02-41913	02-41913	424,432
ADELPHIA CABLEVISION CORP	081-02-41752	02-41752	965,293
ADELPHIA CABLEVISION OF BOCA RATON, LLC	081-02-41751	02-41751	965,494
ADELPHIA CABLEVISION OF FONTANA, LLC	081-02-41755	02-41755	--
ADELPHIA CABLEVISION OF INLAND EMPIRE, LLC	081-02-41754	02-41754	4,785,307
ADELPHIA CABLEVISION OF NEW YORK, INC	081-02-41892	02-41892	3,582,255
ADELPHIA CABLEVISION OF NEWPORT BEACH, LLC	081-02-41947	02-41947	383,775
ADELPHIA CABLEVISION OF ORANGE COUNTY II, LLC	081-02-41781	02-41781	443,550
ADELPHIA CABLEVISION OF ORANGE COUNTY, LLC	081-02-41946	02-41946	466,342
ADELPHIA CABLEVISION OF SAN BERNANDINO, LLC	081-02-41753	02-41753	--
ADELPHIA CABLEVISION OF SANTA ANA, LLC	081-02-41831	02-41831	2,256,491
ADELPHIA CABLEVISION OF SEAL BEACH, LLC	081-02-41757	02-41757	139,646
ADELPHIA CABLEVISION OF SIMI VALLEY, LLC	081-02-41830	02-41830	901,853
ADELPHIA CABLEVISION OF THE KENNEBUNKS, LLC	081-02-41943	02-41943	324,395
ADELPHIA CABLEVISION OF WEST PALM BEACH III, LLC	081-02-41783	02-41783	168,730
ADELPHIA CABLEVISION OF WEST PALM BEACH IV, LLC	081-02-41766	02-41766	2,427,900
ADELPHIA CABLEVISION OF WEST PALM BEACH V, LLC	081-02-41764	02-41764	67,701
ADELPHIA CABLEVISION, LLC	081-02-41858	02-41858	60,291,945
ADELPHIA CALIFORNIA CABLEVISION, LLC	081-02-41942	02-41942	2,749,670
ADELPHIA CENTRAL PENNSYLVANIA, LLC	081-02-41950	02-41950	2,958,042
ADELPHIA CLEVELAND, LLC	081-02-41793	02-41793	14,173,893
ADELPHIA COMMUNICATIONS CORPORATION	081-02-41729	02-41729	7,033
ADELPHIA COMMUNICATIONS INTERNATIONAL, INC	081-02-41857	02-41857	280
ADELPHIA COMMUNICATIONS OF CALIFORNIA II, LLC	081-02-41748	02-41748	2,775,233
ADELPHIA COMMUNICATIONS OF CALIFORNIA III, LLC	081-02-41817	02-41817	1,507,040
ADELPHIA COMMUNICATIONS OF CALIFORNIA, LLC	081-02-41749	02-41749	117,449
ADELPHIA COMPANY OF WESTERN CONNECTICUT	081-02-41801	02-41801	1,353,276
ADELPHIA GENERAL HOLDINGS III, LLC	081-02-41854	02-41854	--
ADELPHIA GP HOLDINGS, LLC	081-02-41829	02-41829	--

DELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule VI

Court Reporting schedules for Cash Disbursements
for the Month Ended April 30, 2003

LEGAL ENTITY	Account Number	Case Number	Disbursements

ADELPHIA GS CABLE, LLC	081-02-41908	02-41908	1,994,723
ADELPHIA HARBOR CENTER HOLDINGS LLC	081-02-41853	02-41853	250
ADELPHIA HOLDINGS 2001, LLC	081-02-41926	02-41926	--
ADELPHIA INTERNATIONAL II, LLC	081-02-41856	02-41856	250
ADELPHIA INTERNATIONAL III, LLC	081-02-41855	02-41855	250
ADELPHIA MOBILE PHONES, INC	081-02-41852	02-41852	500
ADELPHIA OF THE MIDWEST, INC	081-02-41794	02-41794	250
ADELPHIA PINELLAS COUNTY, LLC	081-02-41944	02-41944	--
ADELPHIA PRESTIGE CABLEVISION, LLC	081-02-41795	02-41795	4,812,786
ADELPHIA TELECOMMUNICATIONS OF FLORIDA, INC	081-02-41939	02-41939	22,809
ADELPHIA TELECOMMUNICATIONS, INC	081-02-41851	02-41851	1,083,094
ADELPHIA WELLSVILLE, LLC	081-02-41850	02-41850	250
ADELPHIA WESTERN NEW YORK HOLDINGS, LLC	081-02-41849	02-41849	500
ARAHOVA COMMUNICATIONS, INC	081-02-41815	02-41815	29,744
ARAHOVA HOLDINGS, LLC	081-02-41893	02-41893	250
BADGER HOLDING CORP	081-02-41792	02-41792	1,695
BETTER TV INC. OF BENNINGTON	081-02-41914	02-41914	471,961
BLACKSBURG/SALEM CABLEVISION, INC	081-02-41759	02-41759	774,751
BRAZAS COMMUNICATIONS, INC	081-02-41804	02-41804	250
BUENAVISION TELECOMMUNICATIONS, INC	081-02-41938	02-41938	516,684
CABLE SENTRY CORPORATION	081-02-41894	02-41894	--
CALIFORNIA AD SALES, LLC	081-02-41945	02-41945	--
CCC-III, INC	081-02-41867	02-41867	--
CCC-INDIANA, INC	081-02-41937	02-41937	--
CCH INDIANA, LP	081-02-41935	02-41935	--
CDA CABLE, INC	081-02-41879	02-41879	188,582
CENTURY ADVERTISING, INC	081-02-41731	02-41731	297
CENTURY ALABAMA CORP	081-02-41889	02-41889	470,562
CENTURY ALABAMA HOLDING CORP	081-02-41891	02-41891	--
CENTURY AUSTRALIA COMMUNICATIONS CORP	081-02-41738	02-41738	250
CENTURY BERKSHIRE CABLE CORP	081-02-41762	02-41762	423,828
CENTURY CABLE HOLDING CORP	081-02-41814	02-41814	1,750
CENTURY CABLE HOLDINGS, LLC	081-02-41812	02-41812	9,077,063
CENTURY CABLE MANAGEMENT CORPORATION	081-02-41887	02-41887	330,998
CENTURY CABLE OF SOUTHERN CALIFORNIA	081-02-41745	02-41745	--
CENTURY CABLEVISION HOLDINGS, LLC	081-02-41936	02-41936	2,510,533
CENTURY CAROLINA CORP	081-02-41886	02-41886	599,245
CENTURY COLORADO SPRINGS CORP	081-02-41736	02-41736	141,341
CENTURY COLORADO SPRINGS PARTNERSHIP	081-02-41774	02-41774	4,441,440
CENTURY COMMUNICATIONS CORPORATION	081-02-12834	02-12834	1,673,390
CENTURY CULLMAN CORP	081-02-41888	02-41888	303,301
CENTURY ENTERPRISE CABLE CORP	081-02-41890	02-41890	417,763

DELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule VI

Court Reporting schedules for Cash Disbursements
for the Month Ended April 30, 2003

LEGAL ENTITY	Account Number	Case Number	Disbursements

CENTURY EXCHANGE, LLC	081-02-41744	02-41744	250
CENTURY FEDERAL, INC	081-02-41747	02-41747	--
CENTURY GRANITE CABLE TELEVISION CORP	081-02-41779	02-41779	--
CENTURY HUNTINGTON COMPANY	081-02-41885	02-41885	1,945,784
CENTURY INDIANA CORP	081-02-41768	02-41768	250
CENTURY INVESTMENT HOLDING CORP	081-02-41740	02-41740	250
CENTURY INVESTORS, INC	081-02-41733	02-41733	250
CENTURY ISLAND ASSOCIATES, INC	081-02-41771	02-41771	31,211
CENTURY ISLAND CABLE TELEVISION CORP	081-02-41772	02-41772	250
CENTURY KANSAS CABLE TELEVISION CORP	081-02-41884	02-41884	162,034
CENTURY LYKENS CABLE CORP	081-02-41883	02-41883	159,050
CENTURY MENDOCINO CABLE TELEVISION, INC	081-02-41780	02-41780	596,495
CENTURY MISSISSIPPI CORP	081-02-41882	02-41882	512,215
CENTURY MOUNTAIN CORP	081-02-41797	02-41797	127,074
CENTURY NEW MEXICO CABLE TELEVISION CORP	081-02-41784	02-41784	27
CENTURY NORWICH CORP	081-02-41881	02-41881	1,570,143
CENTURY OHIO CABLE TELEVISION CORP	081-02-41811	02-41811	691,405
CENTURY OREGON CABLE CORP	081-02-41739	02-41739	250
CENTURY PACIFIC CABLE TV INC	081-02-41746	02-41746	--
CENTURY PROGRAMMING, INC	081-02-41732	02-41732	250
CENTURY REALTY CORP	081-02-41813	02-41813	--
CENTURY SHASTA CABLE TELEVISION CORP	081-02-41880	02-41880	250
CENTURY SOUTHWEST COLORADO CABLE TELEVISION CORP	081-02-41770	02-41770	250
CENTURY TRINIDAD CABLE TELEVISION CORP	081-02-41790	02-41790	105,364
CENTURY VIRGINIA CORP	081-02-41796	02-41796	340,871
CENTURY VOICE AND DATA COMMUNICATIONS, INC	081-02-41737	02-41737	250
CENTURY WARRICK CABLE CORP	081-02-41763	02-41763	250
CENTURY WASHINGTON CABLE TELEVISION, INC	081-02-41878	02-41878	250
CENTURY WYOMING CABLE TELEVISION CORP	081-02-41789	02-41789	73,922
CENTURY-TCI CALIFORNIA COMMUNICATIONS, LP	081-02-41743	02-41743	218,312
CENTURY-TCI CALIFORNIA, LP	081-02-41741	02-41741	47,557,188
CENTURY-TCI HOLDINGS, LLC	081-02-41742	02-41742	250
CHELSEA COMMUNICATIONS, INC	081-02-41923	02-41923	1,000
CHELSEA COMMUNICATIONS, LLC	081-02-41924	02-41924	7,228,547
CHESTNUT STREET SERVICES, LLC	081-02-41842	02-41842	--
CLEAR CABLEVISION, INC	081-02-41756	02-41756	--
CMA CABLEVISION ASSOCIATES VII, LP	081-02-41808	02-41808	--
CMA CABLEVISION ASSOCIATES XI, LP	081-02-41807	02-41807	--
CORAL SECURITY, INC	081-02-41895	02-41895	--
COWLITZ CABLEVISION, INC	081-02-41877	02-41877	934,715
CP-MDU I LLC	081-02-41940	02-41940	--
CP-MDU II LLC	081-02-41941	02-41941	--

DELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule VI

Court Reporting schedules for Cash Disbursements
for the Month Ended April 30, 2003

LEGAL ENTITY	Account Number	Case Number	Disbursements

E & E CABLE SERVICE, INC	081-02-41785	02-41785	250
EASTERN VIRGINIA CABLEVISION HOLDINGS, LLC	081-02-41799	02-41799	250
EASTERN VIRGINIA CABLEVISION, LP	081-02-41800	02-41800	241,245
EMPIRE SPORTS NETWORK, LP	081-02-41844	02-41844	1,048,595
FAE CABLE MANAGEMENT CORP	081-02-41734	02-41734	250
FOP INDIANA, LP	081-02-41816	02-41816	326,238
FRONTIERVISION ACCESS PARTNERS, LLC	081-02-41819	02-41819	2,089,019
FRONTIERVISION CABLE NEW ENGLAND , INC	081-02-41822	02-41822	999,834
FRONTIERVISION CAPITAL CORPORATION	081-02-41820	02-41820	250
FRONTIERVISION HOLDINGS CAPITAL CORPORATION	081-02-41824	02-41824	250
FRONTIERVISION HOLDINGS CAPITAL II CORPORATION	081-02-41823	02-41823	250
FRONTIERVISION HOLDINGS, LLC	081-02-41827	02-41827	250
FRONTIERVISION HOLDINGS, LP	081-02-41826	02-41826	250
FRONTIERVISION OPERATING PARTNERS, LLC	081-02-41825	02-41825	250
FRONTIERVISION OPERATING PARTNERS, LP	081-02-41821	02-41821	22,052,288
FRONTIERVISION PARTNERS, LP	081-02-41828	02-41828	250
FT MYERS CABLEVISION, LLC	081-02-41948	02-41948	--
FT. MYERS ACQUISITION LIMITED PARTNERSHIP	081-02-41949	02-41949	250
GENESIS CABLE COMMUNICATIONS SUBSIDIARY, LLC	081-02-41903	02-41903	--
GLOBAL ACQUISITION PARTNERS, LP	081-02-41933	02-41933	1,505,536
GLOBAL CABLEVISION II, LLC	081-02-41934	02-41934	250
GRAFTON CABLE COMPANY	081-02-41788	02-41788	250
GS CABLE, LLC	081-02-41907	02-41907	1,971,006
GS TELECOMMUNICATIONS LLC	081-02-41906	02-41906	--
HARRON CABLEVISION OF NEW HAMPSHIRE, INC	081-02-41750	02-41750	2,076,321
HUNTINGTON CATV, INC	081-02-41765	02-41765	--
IMPERIAL VALLEY CABLEVISION, INC	081-02-41876	02-41876	750,686
KALAMAZOO COUNTY CABLEVISION, INC	081-02-41922	02-41922	265
KEY BISCAYNE CABLEVISION	081-02-41898	02-41898	94,234
KOOTENAI CABLE, INC	081-02-41875	02-41875	971,807
LAKE CHAMPLAIN CABLE TELEVISION CORPORATION	081-02-41911	02-41911	219,123
LEADERSHIP ACQUISITION LIMITED PARTNERSHIP	081-02-41931	02-41931	--
LOUISA CABLEVISION, INC	081-02-41760	02-41760	24,995
MANCHESTER CABLEVISION, INC	081-02-41758	02-41758	--
MARTHA'S VINEYARD CABLEVISION, LP	081-02-41805	02-41805	229,006
MERCURY COMMUNICATIONS, INC	081-02-41840	02-41840	58,460
MICKELSON MEDIA OF FLORIDA, INC	081-02-41874	02-41874	847,177
MICKELSON MEDIA, INC	081-02-41782	02-41782	119,394
MONTGOMERY CABLEVISION, INC	081-02-41848	02-41848	250
MONUMENT COLORADO CABLEVISION, INC	081-02-41932	02-41932	132,171
MOUNTAIN CABLE COMMUNICATIONS CORPORATION	081-02-41916	02-41916	250
MOUNTAIN CABLE COMPANY, LP	081-02-41909	02-41909	4,106,924

DELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule VI

Court Reporting schedules for Cash Disbursements
for the Month Ended April 30, 2003

LEGAL ENTITY	Account Number	Case Number	Disbursements

MT. LEBANON CABLEVISION, INC	081-02-41920	02-41920	--
MULTI-CHANNEL TV CABLE COMPANY	081-02-41921	02-41921	564,573
NATIONAL CABLE ACQUISITION ASSOCIATES, LP	081-02-41952	02-41952	2,586,479
OLYMPUS CABLE HOLDINGS, LLC	081-02-41925	02-41925	1,029,722
OLYMPUS CAPITAL CORPORATION	081-02-41930	02-41930	250
OLYMPUS COMMUNICATIONS HOLDINGS, LLC	081-02-41953	02-41953	--
OLYMPUS COMMUNICATIONS, LP	081-02-41954	02-41954	8,255
OLYMPUS SUBSIDIARY, LLC	081-02-41928	02-41928	--
OWENSBORO INDIANA, LP	081-02-41773	02-41773	--
OWENSBORO ON THE AIR, INC	081-02-41777	02-41777	501
OWENSBORO-BRUNSWICK, INC	081-02-41730	02-41730	2,928,447
PAGE TIME, INC	081-02-41839	02-41839	112,815
PARAGON CABLE TELEVISION, INC	081-02-41778	02-41778	830
PARAGON CABLEVISION CONSTRUCTION CORPORATION	081-02-41775	02-41775	--
PARAGON CABLEVISION MANAGEMENT CORPORATION	081-02-41776	02-41776	--
PARNASSOS COMMUNICATIONS, LP	081-02-41846	02-41846	293,551
PARNASSOS HOLDINGS, LLC	081-02-41845	02-41845	--
PARNASSOS, LP	081-02-41843	02-41843	16,998,836
PERICLES COMMUNICATIONS CORPORATION	081-02-41919	02-41919	250
PULLMAN TV CABLE CO., INC	081-02-41873	02-41873	356,333
RENTAVISION OF BRUNSWICK, INC	081-02-41872	02-41872	187,131
RICHMOND CABLE TELEVISION CORPORATION	081-02-41912	02-41912	86,193
RIGPAL COMMUNICATIONS, INC	081-02-41917	02-41917	--
ROBINSON/PLUM CABLEVISION, LP	081-02-41927	02-41927	606,136
S/T CABLE CORPORATION	081-02-41791	02-41791	250
SABRES, INC	081-02-41838	02-41838	250
SCRANTON CABLEVISION, INC	081-02-41761	02-41761	1,766,674
SENTINEL COMMUNICATIONS OF MUNCIE, INDIANA, INC	081-02-41767	02-41767	--
SOUTHEAST FLORIDA CABLE, INC	081-02-41900	02-41900	9,842,234
SOUTHWEST COLORADO CABLE INC	081-02-41769	02-41769	180,225
SOUTHWEST VIRGINIA CABLE, INC	081-02-41833	02-41833	1,030,180
STAR CABLE INC	081-02-41787	02-41787	250
STARPOINT, LIMITED PARTNERSHIP	081-02-41897	02-41897	1,096,537
SVHH CABLE ACQUISITION, LP	081-02-41836	02-41836	984,955
SVHH HOLDINGS, LLC	081-02-41837	02-41837	--
TELE-MEDIA COMPANY OF HOPEWELL-PRINCE GEORGE	081-02-41798	02-41798	252,421
TELE-MEDIA COMPANY OF TRI-STATES, LP	081-02-41809	02-41809	238,621
TELE-MEDIA INVESTMENT PARTNERSHIP, LP	081-02-41951	02-41951	754,739
TELESAT ACQUISITION LIMITED PARTNERSHIP	081-02-41929	02-41929	--
TELESAT ACQUISITION, LLC	081-02-41871	02-41871	2,116,764
THE GOLF CLUB AT WENDING CREEK FARMS, LLC	081-02-41841	02-41841	503
THE MAIN INTERNETWORKS, INC	081-02-41818	02-41818	--

DELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule VI

Court Reporting schedules for Cash Disbursements
for the Month Ended April 30, 2003

LEGAL ENTITY	Account Number	Case Number	Disbursements

THE WESTOVER TV CABLE CO., INC	081-02-41786	02-41786	250
THREE RIVERS CABLE ASSOCIATES, LP	081-02-41910	02-41910	994,283
TIMOTHEOS COMMUNICATIONS, LP	081-02-41901	02-41901	250
TMC HOLDINGS CORPORATION	081-02-41803	02-41803	2,156
TMC HOLDINGS, LLC	081-02-41802	02-41802	--
TRI-STATES, LLC	081-02-41810	02-41810	250
UCA LLC	081-02-41834	02-41834	6,776,054
UPPER ST. CLAIR CABLEVISION INC	081-02-41918	02-41918	--
US TELE-MEDIA INVESTMENT COMPANY	081-02-41835	02-41835	250
VALLEY VIDEO, INC	081-02-41870	02-41870	113,662
VAN BUREN COUNTY CABLEVISION, INC	081-02-41832	02-41832	152,867
WARRICK CABLEVISION, INC	081-02-41866	02-41866	--
WARRICK INDIANA, LP	081-02-41865	02-41865	189,896
WELLSVILLE CABLEVISION, LLC	081-02-41806	02-41806	275,518
WEST BOCA ACQUISITION LIMITED PARTNERSHIP	081-02-41899	02-41899	1,141,756
WESTERN NY CABLEVSION, LP	081-02-41847	02-41847	--
WESTVIEW SECURITY, INC	081-02-41896	02-41896	--
WILDERNESS CABLE COMPANY	081-02-41869	02-41869	204,008
YOUNG'S CABLE TV CORP	081-02-41915	02-41915	248,178
YUMA CABLEVISION, INC	081-02-41868	02-41868	909,354

TOTAL			$301,499,869

ADELPHIA COMMUNICATIONS CORPORATION, et al. (DEBTORS-IN-POSSESSION) BANKRUPTCY COURT REPORTING SCHEDULES Schedule VII Court Reporting schedules for Insurance Coverage Page 1 of 2
Coverage **	Company	Policy No.	Term
----------------------------------------
Commercial Property
----------------------------------------

----------------------------------------
Boiler & Machinery Inspection
Contract
----------------------------------------

----------------------------------------
Commercial General Liability
----------------------------------------

----------------------------------------
Commercial Automobile

----------------------------------------

----------------------------------------
Worker's Compensation

     Foreign Voluntary

     California

     ACC Operations Inc (OH)

     Washington State

     West Virginia

     Wyoming

----------------------------------------	----------------------------------
Royal Indemnity Company
----------------------------------

----------------------------------
C N A

----------------------------------

----------------------------------
Royal Insurance Co.
----------------------------------

----------------------------------
Royal Insurance Co.

----------------------------------

----------------------------------
Royal Indemnity Co

Royal Indemnity Co.

State Compensation Insurance
Fund

Ohio Bureau of Workers
Compensation

WA Department of Labor &
Industry

West Virginia Workers'
Compensation

Wyoming Department of
Employment
----------------------------------	-----------------------------------
R2HD329266
-----------------------------------

-----------------------------------
#BM1098496299

-----------------------------------

-----------------------------------
P2TR468758
-----------------------------------

-----------------------------------
P2TS468751 Liability
(all states except Texas)
P2TS468752 Texas Liability
-----------------------------------

-----------------------------------
R2AO 003265 all states except
California & monopolistic states

R2IB011388

1703671-03

1328524

083 004 452

20104948 101

366575

-----------------------------------	----------------------------
05/16/03 - 05/16/04
----------------------------

----------------------------
05/16/02 - 05/16/03

----------------------------

----------------------------
05/16/03 - 05/16/04
----------------------------

----------------------------
05/16/03 - 05/16/04

----------------------------

----------------------------
05/16/03-05/16/04

05/16/03 - 05/16/04

05/16/03-05/16/04

Ongoing*

10/1/99 - Ongoing*

10/1/99 - Ongoing*

10/1/99 - Ongoing*

----------------------------

ADELPHIA COMMUNICATIONS CORPORATION, et al. (DEBTORS-IN-POSSESSION) BANKRUPTCY COURT REPORTING SCHEDULES Schedule VII Court Reporting schedules for Insurance Coverage Page 2 of 2
Coverage **	Company	Policy No.	Term
----------------------------------------
Aircraft Policy
----------------------------------------

----------------------------------------
Umbrella Liability

Excess Liability
----------------------------------------

----------------------------------------
Executive Protection
(Kidnap/Ransom & Extortion)
----------------------------------------

----------------------------------------
New York Disability
----------------------------------------

----------------------------------------
Pollution Liability

----------------------------------------

----------------------------------------
Directors & Officers Liability

----------------------------------------

----------------------------------------
Excess Directors & Officers
Liability

----------------------------------------

----------------------------------------
Media Liability
----------------------------------------	---------------------------------------
United States Aircraft Insurance
---------------------------------------

---------------------------------------
American Guarantee & Liability
    Insurance Co.
XL Insurance America, Inc.
---------------------------------------

---------------------------------------
Federal Insurance

---------------------------------------

---------------------------------------
National Benefit Life
---------------------------------------

---------------------------------------
Federal Insurance

---------------------------------------

---------------------------------------
AEGIS (Associated Electric & Gas
Insurance Services Limited)
---------------------------------------

---------------------------------------
Federal Insurance Company

Greenwich Insurance Company
---------------------------------------

---------------------------------------
Illinois Union Insurance Company
---------------------------------------	------------------------------
360AC625118
------------------------------

------------------------------

AUC937411600
US00006683L103A
------------------------------

------------------------------
81516188

------------------------------

------------------------------
89100184825
------------------------------

------------------------------
37251845
37251846
------------------------------

------------------------------
D0999A1A00

------------------------------

------------------------------
8181-10-37

ELU 82137-00
------------------------------

------------------------------
EONG21640104001
------------------------------	----------------------------
11/23/02 - 11/23/03
----------------------------

----------------------------

05/16/03 - 05/16/04
05/16/03 - 05/16/04
----------------------------

----------------------------
12/19/01 - 12/19/04

----------------------------

----------------------------
01/01/02 - Ongoing*
----------------------------

----------------------------
01/01/03 - 01/01/04
01/01/03 - 01/01/04
----------------------------

----------------------------
12/31/00 - 12/31/03

----------------------------

----------------------------
12/31/00 - 12/31/03

12/31/00 - 12/31/03
----------------------------

----------------------------
10/28/02 - 10/28/03
----------------------------

* Ongoing means until the policy is cancelled by Adelphia or carrier

**The named insured is Adelphia Communications Corporation et al for all of the coverage except for Employee Dishonesty — ERISA whose named insured is Adelphia Communications Corporation Health Benefit Plan and Adelphia Communications Corporation Savings and Retirement Plan.